UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

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FORUM REAL ESTATE INCOME FUND

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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FORUM REAL ESTATE INCOME FUND
(formerly Forum CRE Income Fund)

240 Saint Paul Street, Suite 400

Denver, CO 80206

July 11, 2022

Dear Shareholder,

We are writing to inform you that the Board of Trustees (the “Board”) of Forum Real Estate Income Fund (formerly, Forum CRE Income Fund) (the “Fund”) is asking shareholders to vote on important proposals affecting the Fund. The Board believes that the proposals will benefit you as a shareholder. Accordingly, the Board recommends that you consent to approve each of the proposals described below and in the enclosed Consent Solicitation Statement.

○	First, the Board has approved, subject to shareholder approval, a new fundamental investment policy under which the Fund will periodically offer to repurchase Fund shares. Pursuant to Rule 23c-3 under the Investment Company Act of 1940, as amended (the “Investment Company Act”), the Fund has adopted a fundamental policy to offer to repurchase not less than 5% and not more than 25% of the Fund’s outstanding common stock at net asset value once every three (3) months.

○	Second, the Board has approved, subject to shareholder approval, a change to the Fund’s fundamental policy with respect to the Fund’s ability to make loans. Currently, the Fund has a fundamental policy that restricts the Fund’s ability to make loans to others, except (a) through the purchase of debt securities in accordance with its investment objective and policies, (b) to the extent the entry into a repurchase agreement is deemed to be a loan, and (c) by loaning portfolio securities. As proposed to be amended, the Fund may not lend money or other assets except to the extent permitted by (i) the Investment Company Act, or interpretations or modifications by the Securities and Exchange Commission (“SEC”), its staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

○	Third, the Board requests that shareholders approve: (i) an amended Investment Management Agreement with Forum Capital Advisors LLC, the Fund’s investment adviser and (ii) a Sub-Advisory Agreement with Janus Henderson Investors US LLC, the Fund’s current investment consultant.

○	Finally, Shareholders of the Fund are being asked to elect four trustees of the Fund.

The question and answer section that follows briefly discusses the proposals. Detailed information about each of the proposals is contained in the enclosed Consent Solicitation Statement.

Please complete, date, and sign the enclosed written consent and return it to the Secretary of the Fund by 4:00 p.m., Mountain Time, on July 31, 2022.

Thank you for your response and for your continued investment in the Fund.

Sincerely,

/s/ Darren Fisk
Darren Fisk
Chief Executive Officer

FORUM REAL ESTATE INCOME FUND
(formerly Forum CRE Income Fund)

240 Saint Paul Street, Suite 400

Denver, CO 80206

NOTICE OF SOLICITATION OF CONSENTS

This Notice of Solicitation of Consents and accompanying Consent Solicitation Statement are being furnished to you by Forum Real Estate Income Fund (formerly, Forum CRE Income Fund) (the “Fund”) in connection with the solicitation, on behalf of the Board of Trustees (the “Board”) of the Fund, of written consents from the holders of the outstanding shares of the Fund to take action on the following proposals (the “Proposals”) that require shareholder approval:

1.	To approve the adoption or amendment of the following fundamental investment policies:

a. Adoption of a fundamental policy to conduct periodic repurchases of the Fund’s outstanding shares, in accordance with Rule 23c-3 under the Investment Company Act of 1940, as amended (the “Investment Company Act”); and

b. Amendment of the Fund’s fundamental policy with respect to making loans to allow the Fund to make loans to the fullest extent permitted by applicable law, including the Investment Company Act

2.	To approve an amended and restated Investment Management Agreement with Forum Capital Advisors LLC, the Fund’s investment adviser.

3.	To approve a Sub-Advisory Agreement with Janus Henderson Investors US LLC, the Fund’s current investment consultant.

4.	To elect Darren Fisk as an interested trustee of the Fund and David Gerstenhaber, Julie Cooling and Brien Biondi as independent trustees of the Fund, each for an indefinite term.

Shareholders of record of the Fund at the close of business on the record date, June 10, 2022, are entitled to notice of the consent solicitation and to consent to each of the Proposals.

Please complete, date, and sign the enclosed written consent and return it to the Secretary of the Fund. To be counted, a shareholder’s properly completed written consent must be received at or before 4:00 p.m., Mountain Time, on July 31, 2022, subject to extension by the Board.

The Board unanimously recommends that shareholders CONSENT TO APPROVE each of the Proposals. You can do so by signing and dating the enclosed consent. If you do not return the enclosed consent, the proposal may not take effect. You may revoke your consent at any time prior to the deadline for the receipt of written consents.

By Order of the Board of Trustees,

/s/ Elizabeth Ryan
Elizabeth Ryan
Secretary

Questions and Answers

We encourage you to read the full text of the enclosed Consent Solicitation Statement, but, for your convenience, we have provided a brief overview of the Proposals.

Q.	Why am I receiving this Consent Solicitation Statement?

A.	You are receiving this Consent Solicitation Statement because you were a shareholder of the Fund on June 10, 2022, and therefore have the right to vote on several important Proposals concerning the Fund.

Q.	What are the Proposals about?

A.	This Consent Solicitation Statement presents four proposals.

Proposal 1

This proposal relates to adopting a new fundamental investment policy and amending one of the Fund’s existing investment policies.

●	You are being asked to approve the adoption of a new fundamental policy regarding quarterly offers to repurchase Fund shares (the “Repurchase Policy”) at net asset value (“NAV”). Based on the recommendation of the Fund’s investment adviser, Forum Capital Advisors LLC (“FCA” or the “Adviser”), the Fund intends to begin operating as an “interval fund” pursuant to Rule 23c-3 under the Investment Company Act. As a result, the Board has adopted (subject to shareholder approval) a fundamental policy to offer to repurchase not less than 5% and not more than 25% of its shares at NAV each calendar quarter. The Fund is seeking shareholder approval to adopt the Repurchase Policy.

●	The Board, based on the recommendation of FCA, approved amendments to one of the Fund’s existing fundamental investment policies. Currently, the Fund may not make loans to others, except (i) through the purchase of debt securities in accordance with its investment objective and policies, (ii) to the extent the entry into a repurchase agreement is deemed to be a loan, and (iii) by loaning portfolio securities. As proposed to be amended, the Fund’s policy would restrict the Fund from lending money or other assets except to the extent permitted by (a) the Investment Company Act or interpretations or modifications by the Securities and Exchange Commission (“SEC”), SEC staff, or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority. The Fund is seeking shareholder approval of the revised fundamental policy on lending.

Proposal 2

The Board is recommending approval of an amended and restated Investment Management Agreement with the Adviser (the “Amended Management Agreement”). The amendments to the Amended Management Agreement relate to manner in which the fees charged under such agreement will be calculated. The Board believes that the proposed amendment will result in a decrease in the fee paid to FCA under the Amended Management Agreement in certain circumstances.

Previously, the fee paid to FCA was calculated as a percentage of the Fund’s “managed assets,” defined as the total assets of the Fund (including any assets attributable to money borrowed for investment purposes) minus the sum of the Fund’s accrued liabilities (other than money borrowed for investment purposes). As proposed to be amended, the fees payable to FCA under the Amended Management Agreement will be calculated as a percentage of the Fund’s average daily net assets. Average daily net assets equal the daily total value of all assets of the Fund, less an amount equal to all accrued debts, liabilities and obligations of the Fund. Accordingly, the revised fee will result in a lower fee payable to the Adviser if the Fund borrows for investment purposes. As such, the Board believes that the proposal is in the best interest of the Fund’s shareholders.

Proposal 3

The Board is recommending approval of a Sub-Advisory Agreement between FCA and Janus Henderson Investments US LLC (“Janus Henderson” or the “Sub-Adviser”), the existing investment consultant to the Fund. The Sub-Advisory Agreement is substantially similar to the current Investment Consulting Agreement between FCA and Janus Henderson, except for changes related to the manner in which the fees payable to Janus Henderson will be calculated under the Sub-Advisory Agreement. Janus Henderson will continue to provide non-discretionary sub-advisory and investment consulting services to the Fund and employees of Janus Henderson will continue to serve on the Fund’s investment committee.

Under the terms of the Investment Consulting Agreement, FCA pays Janus Henderson a fee calculated as a percentage of the total gross assets of the Fund that FCA allocates to Janus Henderson in connection with the investment advisory services provided by Janus Henderson under the Investment Consulting Agreement. As proposed to be amended, the fees under the Sub-Advisory Agreement will be calculated and paid to the Sub-Adviser by the Adviser based on a percentage of the assets of the Fund allocated by FCA to Janus Henderson, net of any leverage or borrowing for investment purposes. Accordingly, the revised fee will result in a lower fee payable to the Sub-Adviser if the Fund borrows for investment purposes. The Board believes that it is in the best interest of the Fund and its shareholders to continue to benefit from Janus Henderson’s experience and expertise related to real estate related investments.

Proposal 4

Finally, you are being asked to elect four trustees of the Fund. There are currently three members of the Board: Mr. Fisk, Mr. Gerstenhaber and Mr. Biondi. Both Mr. Fisk and Mr. Gerstenhaber were previously elected by the Fund’s initial shareholder. Mr. Biondi was appointed by the Board in March 2022 to fill a vacancy on the Board but has not yet been elected by shareholders. Ms. Cooling, the final nominee for a Board seat, was nominated by the Nominating and Governance Committee of the Board on June 9, 2022 to fill the fourth seat on the Board pending shareholder approval. She is not currently a member of the Board.

Q.	Will operating the Fund as an interval fund affect my account with the Fund?

A.	No. You will still own the same number of shares in the Fund and the value of your investment will not change as a result of adopting the Repurchase Policy. Adopting the Repurchase Policy will allow shareholders to sell shares of the Fund back to the Fund at NAV once every three months. Subject to Board approval, the Fund intends to offer to repurchase 5% of its outstanding shares every quarter if shareholders approve Proposal 1.

Q.	Why does FCA recommend changing to an interval fund rather than continuing to operate as a tender offer fund?

A.

FCA believes that adopting the Repurchase Policy under Rule 23c-3 of the Investment Company Act will provide shareholders with additional liquidity and greater certainty that they will have an opportunity to liquidate a portion of their shares on a periodic basis. Rule 23c-3 requires the Fund to maintain adequate liquidity to make such repurchase. The Board believes that this additional certainty regarding liquidity will also benefit the Fund’s shareholders.

Under the proposed fundamental policy, the Board will be required to make a quarterly repurchase offer for between 5% and 25% of the Fund’s outstanding shares. The Board currently expects to make a repurchase offer for 5% of the Fund’s outstanding shares each quarter. If a repurchase offer by the Fund is oversubscribed, the Fund may purchase additional shares up to a maximum amount of 2% of the outstanding shares of the Fund. If the Fund determines not to repurchase more than the repurchase offer amount, or if security holders tender stock in an amount exceeding the repurchase offer amount plus 2% of the common stock outstanding on the repurchase request deadline, the Fund will repurchase shares on a pro rata basis. In this event, shareholders may be unable to liquidate all or a given percentage of their investment in the Fund during a particular repurchase offer.

Q.	Will I be charged a fee to participate in a Repurchase Offer?

A.	The Fund has applied for exemptive relief from the SEC permitting it to offer multiple classes of shares and to impose early redemption fees with respect to the repurchase of shares at any time prior to the day immediately preceding the one-year anniversary of a shareholder’s purchase of such shares. There can be no assurances the SEC will grant such relief to the Fund. However, if the exemptive relief is granted, the Fund may charge a 2.00% early repurchase fee with respect to any repurchase of shares at any time prior to the day immediately preceding the one-year anniversary of the shareholder’s purchase of such shares. Shares tendered for repurchase will be treated as having been repurchased on a “first in-first out” basis. The Fund may waive the early repurchase fee for certain categories of shareholders or transactions, such as repurchases of shares in the event of a shareholder’s death or disability, or in connection with certain distributions from employer sponsored benefit plans.

Q.	Will the changes to the Amended Management Agreement affect the services provided by FCA to the Fund?

A.	No. The services provided to the Fund by FCA will remain the same. The only change affected by the amendment is a change in the fee paid to FCA. The Board believes that the proposed amendment to the fee will result in a decreased fee payable to FCA if the Fund borrows for investment purposes. Accordingly, the Board believes the proposed changes will benefit the Fund’s shareholders.

Q.	Will approval of the Sub-Advisory Agreement affect the services provided by Janus Henderson to FCA and the Fund?

A.	No. The services provided by Janus Henderson to the Fund and FCA will remain the same. Among other things, employees of Janus Henderson will continue to sit on the Fund’s Investment Committee.

Q.	How does Proposal 4 affect the composition of the Board?

A.	Proposal 4 will result in the Board being composed of four trustees, three of whom are not “interested persons” of the Fund as defined in the Investment Company Act (the “Independent Trustees”): David Gerstenhaber, Brien Biondi, and Julie Cooling. Darren Fisk, the chief executive officer of FCA, serves as an interested trustee of the Fund. Mr. Gerstenhaber and Mr. Fisk were previously elected by the initial shareholder of the Fund. Section 16(a) of the Investment Company Act requires that a fund’s initial board of trustees be elected by shareholders. Thereafter, vacancies on a fund’s board may be filled by election of the current members of the board, provided that immediately after filling such vacancy, at least two-thirds of the board has been elected by shareholders. In reliance on the provisions of Section 16(a), Mr. Biondi was appointed to the Board in March 2022 by the other members of the Board. Pursuant to Section 16(a), however, Ms. Cooling cannot fill the existing vacancy on the Board without shareholder approval. If shareholders elect the Trustees as proposed, each of the Trustees will have been elected by shareholders, which would provide the Board with the flexibility to fill a vacancy or add an additional Trustee without incurring the cost associated with seeking shareholder approval.

Q.	How long will the Trustees serve on the Board?

A.	Each Trustee may serve on the Board until he or she dies, resigns, is declared bankrupt or incompetent by a court of appropriate jurisdiction, or is removed.

Q.	Who will pay for the consent solicitation and related legal costs?

A.	The Adviser will pay for the consent solicitation and related legal costs. The Adviser estimates that the cost of preparing, printing and mailing the Consent Solicitation Statement and soliciting shareholder consents will be $1,000.

Q.	What will happen if shareholders do not approve the Proposals?

A.	Approval of Proposal 1(a) and Proposal 1(b) require the vote of a majority of the outstanding shares of the Fund. If shareholders do not approve Proposal 1(a), the Fund will not be able to operate as an interval fund, and will continue to operate as a tender offer fund that offers to repurchase Fund shares on a periodic basis at the discretion of the Board. If shareholders do not approve Proposal 1(b), the Fund will continue to operate under the policy with respect to loans as currently adopted, which may limit the ability of the Fund to enter into certain transactions that FCA believes are beneficial to the Fund and its shareholders and that would be otherwise permissible under the Investment Company Act.

Approval of Proposal 2 and Proposal 3 require the vote of a majority of the outstanding shares of the Fund. If shareholders do not approve either Proposal 2 or Proposal 3, the Board would consider whether to impose additional expense limitations or waivers in order to impose the proposed reduction in fees payable to or by FCA.

Approval of Proposal 4 requires a plurality of votes cast on the matter in favor of each nominee. If Messrs. Fisk and Gerstenhaber do not receive a plurality of votes cast on Proposal 4, each will continue to serve as a Trustee based on the approval of the initial shareholder of the Fund. If Mr. Biondi does not receive a plurality of votes cast on Proposal 4, he will continue to serve as an unelected Independent Trustee of the Fund. Service as an unelected member of the Board is permitted by Section 16 of the Investment Company Act which permits existing trustees of a fund to fill any vacancies on such board if immediately after filling such vacancy at least two-thirds of the trustees holding office have been elected by shareholders. Mr. Biondi was appointed to the Board in February 2022 by the then three other Trustees of the Fund, each of whom had previously been elected by the initial shareholder of the Fund. If Ms. Cooling does not receive a plurality of votes cast on Proposal 4, she will be unable to serve as an Independent Trustee of the Fund.

None of the proposals are contingent upon the approval of any of the other proposals. If one of more of the proposals is not approved, the remaining proposals’ ability to be approved by the shareholders will not be affected.

If approved, Proposal 1(a) and Proposal 1(b) will be implemented upon the effective date of an amendment to the Fund’s registration statement disclosing the changes. If approved, Proposal 2, Proposal 3 and Proposal 4 will be implemented on August 1, 2022.

Q.	What is the Board’s recommendation?

A.	After careful consideration, the Board unanimously recommends that shareholders consent to approve all of the Proposals.

i

FORUM REAL ESTATE INCOME FUND

(formerly, Forum CRE Income Fund)

240 Saint Paul Street, Suite 400

Denver, CO 80206

CONSENT SOLICITATION STATEMENT

July 11, 2022

This Consent Solicitation Statement is furnished in connection with the solicitation of shareholder written consents by the Board of Trustees (the “Board”) of Forum Real Estate Income Fund (formerly, Forum CRE Income Fund) (the “Fund”), a Delaware statutory trust. Shareholders are asked to approve four proposals (the “Proposals”):

1.	To approve the adoption or amendment of the following fundamental investment policies:

a. Adoption of a fundamental policy to conduct periodic repurchases of the Fund’s outstanding shares, in accordance with Rule 23c-3 under the Investment Company Act of 1940, as amended (the “Investment Company Act”); and

b. Amendment of the Fund’s fundamental policy with respect to making loans to allow the Fund to make loans to the fullest extent permitted by applicable law, including the Investment Company Act.

2.	To approve an amended and restated Investment Management Agreement with Forum Capital Advisors LLC (“FCA” or the “Adviser”), the Fund’s investment adviser.

3.	To approve a Sub-Advisory Agreement with Janus Henderson Investors US LLC (“Janus Henderson” or the “Sub-Adviser”), the Fund’s current investment consultant.

4.	To elect Darren Fisk, David Gerstenhaber, Julie Cooling and Brien Biondi as Trustees of the Fund, each for an indefinite term.

The Board decided to seek shareholder approval of the Proposals by written consent, rather than by calling a special meeting of shareholders, because the Fund had a limited number of shareholders as of the close of business on June 10, 2022 (the “Record Date”). The Fund’s Amended and Restated Agreement and Declaration of Trust (the “Declaration of Trust”) provides that any action to be taken by shareholders may be taken without a meeting and by written consent.

Proposal 1(a):
ADOPTION of Fundamental Policy to Conduct PERIODIC Repurchase OFFERS

On June 9, 2022, the Board unanimously voted to convert the Fund to an interval fund, subject to shareholder approval. An interval fund is a closed-end management investment company that has adopted a fundamental policy to conduct periodic repurchases of its outstanding common shares pursuant to Rule 23c-3 under the Investment Company Act. Rule 23c-3 requires that a majority of the Fund’s shareholders adopt such fundamental policy. Therefore, the Board is seeking your approval to adopt a fundamental policy to conduct periodic repurchases of the Fund’s common shares as described below (the “Repurchase Policy”).

Background and Reasons

The Board recommends a vote FOR the proposal to approve the adoption of the Repurchase Policy because such repurchase offers will ensure greater and more consistent liquidity for the Fund’s shareholders. As described in greater detail below, upon adopting the Repurchase Policy, the Fund will be required to conduct quarterly repurchase offers unless limited exceptions (as discussed below) apply. Although the Fund currently conducts voluntary share repurchases pursuant to a tender offer process, adopting the Repurchase Policy will enable the Fund to take advantage of a more efficient and less costly repurchase offer process pursuant to Rule 23c-3. Shareholders will benefit from the lower cost burden on the Fund and assurance that repurchases will be conducted in each calendar quarter.

Pursuant to the Repurchase Policy, the Fund intends to offer to make one repurchase offer of no less than 5% and no more than 25% of its shares outstanding in each calendar quarter of each year at a price equal to the net asset value per share (“NAV”). Such repurchases are referred to as “Mandatory Repurchases” because the Fund is required to conduct the repurchase offer unless certain limited circumstances occur (as set forth below under the heading “Suspension or Postponement of Mandatory Repurchase”). The Board currently intends to make a repurchase offer for 5% of the Fund’s outstanding shares each calendar quarter. If a repurchase offer by the Fund is oversubscribed, the Fund may purchase additional shares up to a maximum amount of an additional 2% of the outstanding shares of the Fund. If the Fund determines not to repurchase more than the repurchase offer amount, or if security holders tender stock in an amount exceeding the repurchase offer amount plus 2% of the common stock outstanding on the Repurchase Request Deadline (as defined below), the Fund will repurchase shares on a pro rata basis. There is no guarantee that shareholders will be able to sell all of the shares they desire in a Mandatory Repurchase. The Fund intends to maintain liquid securities, cash or access to a bank line of credit in amounts sufficient to meet the quarterly redemption offer requirements.

If the Repurchase Policy is adopted, the offer to repurchase shares will be a fundamental policy that may not be changed without the vote of the holders of a majority of the Fund’s outstanding voting securities (as defined in the Investment Company Act). Shareholders will be notified in writing of each Mandatory Repurchase and the date the repurchase offer will end (the “Repurchase Request Deadline”). Shares will be repurchased at the NAV per share determined as of the close of regular trading on the New York Stock Exchange (“NYSE”) no later than the 14th day after the Repurchase Request Deadline, or the next business day if the 14th day is not a business day (each a “Repurchase Pricing Date”).

Shareholders will be notified in writing about each Mandatory Repurchase offer and how they may request that the Fund repurchase their shares and the Repurchase Request Deadline, which is the date the repurchase offer ends. Shares tendered for repurchase by shareholders prior to any Repurchase Request Deadline will be repurchased subject to the aggregate repurchase amounts established for that Repurchase Request Deadline. The time between the notification to shareholders and the Repurchase Request Deadline is generally 30 days, but may vary from no more than 42 days to no less than 21 days. Payment pursuant to the repurchase will be made by checks to the shareholder’s address of record, or credited directly to a predetermined bank account on the purchase payment date, which will be no more than seven days after the Repurchase Pricing Date. The Board may establish other policies for repurchases of shares that are consistent with the Investment Company Act, regulations thereunder and other pertinent laws.

Determination of Repurchase Offer Amount

The Board, in its sole discretion, will determine the number of shares that the Fund will offer to repurchase (the “Repurchase Offer Amount”) for a given the Repurchase Request Deadline. The Repurchase Offer Amount will be no less than 5% and no more than 25% of the total number of shares outstanding on the Repurchase Request Deadline. Currently, the Board intends to make a repurchase offer for 5% of the Fund’s then outstanding shares each calendar quarter. Accordingly, investors should not rely on Mandatory Repurchases being made in amounts in excess of 5% of the total number of shares outstanding. If a repurchase offer by the Fund is oversubscribed, the Fund may purchase additional shares up to a maximum amount of an additional 2% of the outstanding shares of the Fund. If shareholders tender for repurchase more than the Repurchase Offer Amount plus an additional 2% (if applicable), the Fund will repurchase the shares on a pro rata basis, provided that the Fund may accept all shares tendered for Mandatory Repurchase by shareholders who own less than 100 shares and who tender all of their shares, before prorating other amounts tendered. In addition, the Fund will accept the total number of shares tendered in connection with required minimum distributions from an individual retirement account (“IRA”) or other qualified retirement plan. It is the shareholder’s obligation to both notify and provide the Fund supporting documentation of a required minimum distribution from an IRA or other qualified retirement plan.

Notice to Shareholders

Approximately 30 days (but no less than 21 days and more than 42 days) before each Repurchase Request Deadline, the Fund shall send to each shareholder of record and to each beneficial owner of the shares that are the subject of the repurchase offer a notification (“Shareholder Notice”). The Shareholder Notice will contain information shareholders should consider when deciding whether or not to tender their shares for Mandatory Repurchase. The notice also will include detailed instructions on how to tender shares for the Mandatory Repurchase, state the Repurchase Offer Amount and identify the dates of the Repurchase Request Deadline, the scheduled Repurchase Pricing Date, and the date the repurchase proceeds are scheduled for payment (the “Repurchase Payment Deadline”). The notice also will set forth the NAV computed by the Fund no more than seven days before the date of the Shareholder Notice, and how shareholders may ascertain the NAV after the notification date.

Repurchase Price and Early Repurchase Fee

The share repurchase price will be the NAV as of the close of regular trading on the NYSE on the Repurchase Pricing Date. You may call 1-303-501-8804, Monday through Friday, except holidays, during normal business hours of 8:30 a.m. to 5:30 p.m. (Mountain Time) to learn the NAV for each of the five days before the Repurchase Pricing Date. The Shareholder Notice also will provide information concerning the NAV, such as the NAV as of a recent date or a sampling of recent NAVs, and a toll-free number for information regarding the Mandatory Repurchase.

The Fund has applied for exemptive relief from the SEC permitting it to offer multiple classes of shares and to impose early redemption fees with respect to the repurchase of shares at any time prior to the day immediately preceding the one-year anniversary of a shareholder’s purchase of such shares. There can be no assurances the SEC will grant such relief to the Fund. However, if the exemptive relief is granted, the Fund may charge a 2.00% early repurchase fee with respect to any repurchase of shares from a shareholder at any time prior to the day immediately preceding the one-year anniversary of the shareholder’s purchase of such shares. Shares tendered for repurchase will be treated as having been repurchased on a “first in-first out” basis. The Fund may waive the early repurchase fee for certain categories of shareholders or transactions, such as repurchases of shares in the event of the shareholder’s death or disability, or in connection with certain distributions from employer sponsored benefit plans

Repurchase Amounts and Payment of Proceeds

Shares tendered for Mandatory Repurchase by shareholders prior to any Repurchase Request Deadline will be repurchased subject to the aggregate Repurchase Offer Amount established for that Repurchase Request Deadline. Payment pursuant to the Mandatory Repurchase will be made by check to the shareholder’s address of record, or credited directly to a predetermined bank account on the purchase payment date, which will be no more than seven days after the Repurchase Pricing Date. The Board may establish other policies for repurchases of shares that are consistent with the Investment Company Act, regulations thereunder and other pertinent laws.

If shareholders tender for repurchase more than the Repurchase Offer Amount for a given Mandatory Repurchase, the Fund may, but is not required to, repurchase an additional amount of shares not to exceed 2.00% of the outstanding shares of the Fund on the Repurchase Request Deadline. If the Fund determines not to repurchase more than the Repurchase Offer Amount, or if shareholders tender shares in an amount exceeding the Repurchase Offer Amount plus 2.00% of the outstanding shares on the Repurchase Request Deadline, the Fund will repurchase the shares on a pro rata basis. However, the Fund may accept all shares tendered for repurchase by shareholders who own less than one hundred shares and who tender all of their shares, before prorating other amounts tendered. In addition, the Fund will accept the total number of shares tendered in connection with required minimum distributions from an IRA or other qualified retirement plan.

Suspension or Postponement of Mandatory Repurchase

The Fund may suspend or postpone a Mandatory Repurchase pursuant to a vote by a majority of the Fund’s trustees, including a majority of its Independent Trustees,and only: (a) if making or effecting the Mandatory Repurchase would cause the Fund to lose its status as a REIT under the Internal Revenue Code of 1986, as amended; (b) for any period during which the NYSE or any market on which the securities owned by the Fund are principally traded is closed, other than customary weekend and holiday closings, or during which trading in such market is restricted; (c) for any period during which an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable, or during which it is not reasonably practicable for the Fund fairly to determine the value of its net assets; or (d) for such other periods as the Securities and Exchange Commission (the “SEC”) may by order permit for the protection of shareholders of the Fund. If a Mandatory Repurchase is suspended or postponed, the Fund will provide notice to its shareholders of such suspension or postponement. If the Fund renews the Mandatory Repurchase, the Fund will send a new notification to its shareholders in compliance with Rule 23c-3.

Liquidity Requirements

The Fund must maintain liquid assets equal to the Repurchase Offer Amount from the time that the Shareholder Notice is sent until the Repurchase Pricing Date. The Fund will ensure that a percentage of its net assets equal to at least 100% of the Repurchase Offer Amount consists of assets that can be sold or disposed of in the ordinary course of business at approximately the price at which the Fund has valued the investment within the time period between the Repurchase Request Deadline and the Repurchase Payment Deadline. The Board will adopt procedures that are reasonably designed to ensure that the Fund’s assets are sufficiently liquid so that the Fund can comply with the Mandatory Repurchase and the liquidity requirements described in the previous paragraph. If, at any time, the Fund falls out of compliance with these liquidity requirements, the Board will take whatever action it deems appropriate to ensure compliance.

Risks Related to the Approval of Proposal 1(a)

Mandatory Repurchases will typically be funded from available cash or access to a bank line of credit in amounts sufficient to meet the quarterly redemption offer requirements. Payment for repurchased shares, however, may require the Fund to liquidate portfolio holdings earlier than the Adviser otherwise would, thus increasing the Fund’s portfolio turnover and potentially causing the Fund to realize losses. The Adviser intends to take measures to attempt to avoid or minimize such potential losses and turnover, and instead of liquidating portfolio holdings, may borrow money to finance repurchases of shares. If the Fund borrows to finance repurchases, interest on that borrowing will negatively affect shareholders who do not tender their shares in a Mandatory Repurchase by increasing the Fund’s expenses and reducing any net investment income. To the extent the Fund finances repurchase amounts by selling Fund investments, the Fund may hold a larger proportion of its assets in less liquid securities. The sale of portfolio securities to fund Mandatory Repurchases also could reduce the market price of those underlying securities, which in turn would reduce the Fund’s NAV. In addition, the Fund may sell portfolio securities at an inopportune time and may suffer losses or unexpected tax liabilities.

Repurchase of the Fund’s shares will tend to reduce the amount of outstanding shares and, depending upon the Fund’s investment performance, its net assets. A reduction in the Fund’s net assets would increase the Fund’s expense ratio, to the extent that additional shares are not sold and expenses otherwise remain the same (or increase). In addition, the repurchase of shares by the Fund will be a taxable event to shareholders.

The Fund is intended as a long-term investment. The Mandatory Repurchase will be the only means of liquidity through which shareholders have a right to redeem their shares, subject to a limited number of extenuating circumstances. Because the Fund will provide liquidity through the Mandatory Repurchases, it does not anticipate seeking to complete a liquidation event in the future. Shareholders have no rights to redeem or transfer their shares, other than limited rights of a shareholder’s descendants to redeem shares in the event of such shareholder’s death pursuant to certain conditions and restrictions. The Fund’s shares are not traded on a national securities exchange and no secondary market exists for the shares, nor does the Fund expect a secondary market for its shares to exist in the future.

Vote Required

Adoption of the fundamental policy requires the affirmative vote of a majority of the Fund’s outstanding voting shares. The Investment Company Act defines a “majority vote” as the vote of shareholders owning the lesser of (a) 67% or more of the shares present at a meeting of shareholders, if the holders of more than 50% of a fund’s outstanding shares are present or represented by proxy at such meeting; or (b) more than 50% of a fund’s outstanding voting shares. For purposes of the shareholder consent solicited here, a majority vote means the vote of more than 50% of the outstanding shares of the Fund on the Record Date.

The Board recommends a vote “FOR” Proposal 1(a).

Proposal 1(b):
Approval of Amended Fundamental Policy to
Make Loans TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW,
INCLUDING THE INVESTMENT COMPANY ACT

The Fund is asking shareholders to approve an amendment of the Fund’s existing fundamental policy related to the Fund’s ability to make loans, such that the Fund will be able to make loans to the fullest extent permitted by applicable law, including the Investment Company Act (the “Fundamental Lending Policy”).

Background and Reasons

The Board recommends a vote FOR the proposal to approve the amended Fundamental Lending Policy. As the Fund grows, the Fund believes that the ability to make certain loans will assist it in pursuing its investment objective of maximizing current income. Under the Investment Company Act, the Fund may only make loans if expressly permitted to do so by its investment policies, and the Fund may not make loans to persons who control, or are under common control with, the Fund. Thus, the Investment Company Act effectively prohibits the Fund from making loans to certain persons when conflicts of interest or undue influence are most likely present. The Fund wishes to have the flexibility to make loans to the extent permitted by the Investment Company Act and the amended Fundamental Lending Policy and consistent with the Fund’s investment objectives and strategies.

If the amended Fundamental Lending Policy is adopted as proposed, the Fund will be able to make loans to the fullest extent permitted by applicable law, including the Investment Company Act. The Fundamental Lending Policy will not be able to be changed without the vote of the holders of a majority of the Fund’s outstanding voting securities (as defined in the Investment Company Act).

Risks Related to the Approval of Proposal 1(b)

While making loans may be a source of income to the Fund, as with other extensions of credit, there are risks of delay in receipt of such income or even loss of the entire amount loaned should the borrower fail financially.

Economic recessions or downturns could adversely affect companies to which the Fund makes loans, leading to defaults. To the extent that the Fund makes loans to smaller, less-established companies, these companies may be particularly susceptible to economic slowdowns or recessions and may be unable to repay the Fund’s loans during such periods. Making loans to smaller less-established companies is speculative and carries a high degree of loss.

Vote Required

Adoption of the amended Fundamental Lending Policy requires the affirmative vote of a majority of the Fund’s outstanding voting shares. The Investment Company Act defines a “majority vote” as the vote of shareholders owning the lesser of (a) 67% or more of the shares present at a meeting of shareholders, if the holders of more than 50% of a fund’s outstanding shares are present or represented by proxy at such meeting; or (b) more than 50% of a fund’s outstanding voting shares. For purposes of the shareholder consent solicited here, a majority vote means the vote of more than 50% of the outstanding shares of the Fund on the Record Date.

The Board recommends a vote “FOR” Proposal 1(b).

PROPOSAL 2:

APPROVAL OF an amended and restated
Investment Management Agreement With Forum Capital Advisors LLC

Introduction

The Board recommends a vote FOR the approval of an Amended and Restated Investment Management Agreement (the “Amended Management Agreement”) between the Fund and the Adviser. The Amended Management Agreement is substantially similar to the investment management agreement previously approved by the Fund’s initial shareholder, except for a change to the manner in which the fees payable by the Fund to the Adviser will be calculated. There will be no increase in the advisory fee payable by the Fund to the Adviser as a consequence of the proposed amendment. As proposed to be amended, the fees payable to FCA under the Amended Management Agreement will be calculated as a percentage of the Fund’s average daily net assets. Average daily net asset equal the daily total value of all assets of the Fund, less an amount equal to all accrued debts, liabilities and obligations of the Fund. Accordingly, the revised fee will result in a lower fee payable to the Adviser if the Fund borrows for investment purposes. A table comparing the fees paid to the Adviser under the Prior Management Agreement (as defined below) and those proposed to be paid under the Amended Management Agreement are set forth under the heading “The Amended Management Agreement – Summary of the Amended Management Agreement” below.

Information about the Adviser

The Adviser, headquartered at 240 Saint Paul Street, Suite 400, Denver, CO 80206, is an investment advisory firm registered with the SEC. The Adviser is a Delaware limited liability company formed in 2018 for the purpose of advising the predecessor to the Fund. The Adviser is indirectly controlled by Darren Fisk, the chief executive officer of the Adviser. Mr. Fisk is also a trustee of the Fund. Under the general supervision of the Board, the Adviser carries out the investment and reinvestment of the net assets of the Fund, continuously furnishes an investment program with respect to the Fund, and determines which securities should be purchased, sold or exchanged, subject to the delegation of certain non-discretionary advisory functions to the Sub-Adviser. In addition, the Adviser supervises and provides oversight of the Fund’s service providers.

The names, titles, and principal occupations of the officers of the Adviser are set forth below. The business address for each person listed below is 240 Saint Paul Street, Suite 400, Denver, CO 80206.

Name	Title	Principal Occupation
Darren M. Fisk	Chief Executive Officer	Founder and Chief Executive Officer of FCA
Michael A. Bell	President	President of FCA; Managing Director and Chief Executive Officer of Primark Advisors, LLC
Bradley A. Nemzer	Chief Operating Officer	Chief Operating Officer of FCA
Elizabeth A. Ryan	General Counsel and Chief Compliance Officer	General Counsel and Chief Compliance Officer of FCA

No Independent Trustee has, or has had, any material interest in a material transaction or proposed transaction with the Adviser since the beginning of the Fund’s most recently completed fiscal year.

The Prior Management Agreement

The prior investment management agreement, dated April 26, 2021 (the “Prior Management Agreement”), was approved by the Fund’s sole initial shareholder on April 26, 2021. Under the Prior Management Agreement, the Fund paid the Adviser a fee calculated at the rate of 1.50% of the Fund’s managed assets, defined as the total assets of the Fund (including any assets attributable to money borrowed for investment purposes) minus the sum of the Fund’s accrued liabilities (other than money borrowed for investment purposes). The Adviser and the Fund also entered into the expense limitation agreement pursuant to which the Adviser contractually agreed to waive its fees and to defer reimbursement for the ordinary Fund operating expenses (not including brokerage fees and commissions, acquired fund fees and expenses, borrowing costs, taxes and extraordinary expenses such as litigation), to the extent that such expenses exceeded 2.25% per annum of the Fund’s Class I shares. Under the terms of the expense limitation agreement, subject to certain conditions, the Adviser has the right to seek recovery of any fees waived and expenses reimbursed for up to three years from the date of such waiver or reimbursement.

The Amended Management Agreement

Summary of the Amended Management Agreement. Under the terms of the Amended Management Agreement, the Adviser assumes all investment duties and has full discretionary power and authority with respect to the investment of the assets of the Fund. This includes, but is not limited to: (i) obtaining and evaluating such information and advice relating to the economy, securities markets, and securities and other investments as it deems necessary or useful to discharge its duties hereunder; (ii) continuously investing Fund assets in a manner reasonably consistent with the directions and policies set from time to time by the Board and the Fund’s governing documents; (iii) consistent with the disclosure in the Fund’s prospectus, determining the securities and other investments to be purchased, sold or otherwise disposed of and the timing of such purchases, sales and dispositions; (iv) to the extent applicable, voting all proxies for securities and exercising all other voting rights with respect to such securities in accordance with such proxy voting policies and procedures approved by the Board; (v) evaluating the credit worthiness of securities dealers, banks and other entities with which the Fund may engage in repurchase agreements and monitoring the status of such agreements, where applicable; and (vi) taking such further action, including, to the extent applicable, the placing of purchase and sale orders, selecting broker-dealers to execute, clear or settle such orders on behalf of the Fund, opening, maintaining and closing trading accounts in the name of the Fund, and executing for the Fund, as its agent and attorney-in-fact, standard dealer or institutional customer agreements with broker-dealers.

Pursuant to the Amended Management Agreement, as proposed to be amended, the Adviser will receive a monthly investment management fee computed at the annual rate of 1.50% of the Fund’s average daily net assets. The fee will be calculated daily and payable monthly in arrears. The Board has approved a new expense limitation agreement, to be entered into concurrently with the effective date of the Amended Management Agreement, under similar terms as the existing expense limitation agreement. Under the new expense limitation agreement, the Adviser will contractually agree (i) reduce the fees payable to it under the Amended Management Agreement (but not below zero) and (ii) pay any operating expenses of the Fund, to the extent necessary to limit the operating expenses of the Fund (exclusive of brokerage commissions and other similar transactional expenses, interest (including interest incurred on borrowed funds and interest incurred in connection with bank and custody overdrafts), other borrowing costs and fees (including interest and commitment fees), taxes, acquired fund fees and expenses, litigation and indemnification expenses, judgments, and extraordinary expenses) to the annual rate of 2.25% of the currently outstanding shares of the Fund. The new expense limitation agreement will be effective for two years from its date of effectiveness.

To illustrate the differences between the fees paid under the Prior Management Agreement and those proposed to be paid under the Investment Management Agreement, the table below sets forth the gross and net amount of the Adviser’s fee during the Fund’s fiscal period started April 16, 2021 and ended December 31, 2021, and the amount that the Adviser would have received had the proposed fee been in effect.

MANAGEMENT FEES (for fiscal period started 4/16/2021 and ended 12/31/2021)
(i) Prior Management Agreement Fees	(ii) Amended Management Agreement Fees	Difference between (i) and (ii) as a percentage of (i)
Contractual investment management fees (before application of fee waivers and expense limitations): $681,589	Contractual investment management fees (before application of fee waivers and expense limitations):$570,621	-16.28%
Actual investment management fee paid to adviser (after application of fee waivers and expense limitations): $62,877	Actual investment management fee paid to adviser (after application of fee waivers and expense limitations): $62,877	0.00%

The Amended Management Agreement, if approved by shareholders as proposed, will be effective for a two-year period from the date of such approval, and will be renewed thereafter only so long as such renewal and continuance is specifically approved at least annually by the Board, including a majority of the Independent Trustees. Under its terms, the Amended Management Agreement may be terminated at any time on at least 60 days’ prior written notice to the Adviser, without the payment of any penalty, (i) by vote of the Board or (ii) by vote of a majority of the outstanding voting securities (as defined in the Investment Company Act) of the Fund. The Adviser may terminate the Amended Management Agreement at any time, without the payment of any penalty, on at least 60 days’ prior written notice to the Fund. In addition, the Amended Management Agreement provides that it will terminate automatically in the event of its “assignment,” as defined in the Investment Company Act.

The Amended Management Agreement, if approved by shareholders as proposed, will continue to provide that the Adviser shall not be liable to the Fund or any of the Fund’s shareholders for any mistake of judgment or mistake of law, for any loss arising out of any investment, or for any act or omission taken or in any event whatsoever in the absence of: (i) bad faith, willful misfeasance or gross negligence in the performance of the Adviser’s duties or obligations under the Amended Management Agreement or (ii) the Adviser’s reckless disregard of its duties and obligations under the Amended Management Agreement; provided, however, that the Adviser acknowledges that federal and certain state securities laws impose liabilities under certain circumstances on persons who act in good faith and, therefore, nothing in the Amended Management Agreement shall in any way constitute a waiver or limitation of any rights which the Fund or the Fund’s shareholders may have under applicable federal or state securities laws.

The form of the Amended Management Agreement is attached to this Consent Solicitation Statement as Attachment A. Please take the time to read the Amended Management Agreement. The description of the Amended Management Agreement in this Consent Solicitation Statement is only a summary. If the Amended Management Agreement with the Adviser is not approved by shareholders, the Board will consider other options, including a new or modified request for shareholder approval of a new investment management agreement.

Other than the fee payable under the Amended Management Agreement, no changes are proposed to the terms of the Prior Management Agreement approved by the Board at a meeting held April 26, 2021 (the “April 2021 Meeting”) and by the initial shareholder of the Fund. The Independent Trustees relied upon the advice of independent legal counsel and their own business judgment in determining the material factors to be considered in evaluating the Prior Management Agreement at the April 2021 Meeting.

Summary of the Board’s Consideration of the Amended Management Agreement. At a meeting of the Board held June 9, 2022 (the “June 2022 Meeting”), the Board approved proposed changes to the advisory fee payable under the Amended Management Agreement. The Trustees reviewed the proposed draft of the Amended Management Agreement and took note of information provided to and considered by the Board in connection with its approval of the Prior Management Agreement at the April 2021 Meeting. The Board also considered information presented at the June 2022 Meeting, including the Fund’s performance relative to the performance of benchmark indices, recent personnel changes and additions to legal and compliance staff, and the proposal to reposition the Fund as an interval fund.

In considering and reaching its conclusion to approve the Amended Management Agreement, the Board reviewed and analyzed the factors as set forth below. The Trustees did not identify any particular factor or information that was most relevant to their consideration to approve the Amended Management Agreement, and each Trustee may have afforded different weight to the various factors.

Nature, Extent and Quality of Services. The Trustees considered the information presented at that April 2022 Meeting, as updated at the June 2022 Meeting, and considered the relative scope of services provided under the Prior Management Agreement and the Amended Management Agreement. The Trustees considered that the scope of services under both agreements remained the same, and includes, but is not limited to, the following: (1) investing the Fund’s assets consistent with the its investment objectives and investment policies; (2) determining the portfolio securities to be purchased, sold or otherwise disposed of and timing of such transaction; (3) voting all proxies with respect to the Fund’s portfolio securities (if any); (4) maintaining the required books and records for transactions affected by FCA on behalf of the Fund; (5) selecting broker-dealers to execute orders on behalf of the Fund; (6) performing certain compliance services on behalf of the Fund; and (7) selecting and overseeing the services provided by a sub-adviser on behalf of the Fund. After a thorough discussion and consideration, the Trustees concluded that FCA has adequate resources to provide satisfactory investment management services to the Fund.

Investment Performance. The Trustees considered that the Fund is newly organized and has a limited record of investment performance. The Trustees also considered the Adviser’s performance for accounts managed and the styles that it uses to manage the Fund. The Trustees noted the experience of the proposed portfolio manager and of each member of the Investment Committee. It was the consensus of the Trustees that it was reasonable to conclude that FCA has the ability to manage the Fund successfully from a performance standpoint.

Economies of Scale. At the April 2021 Meeting and June 2022 Meeting, the Trustees considered whether the Fund would benefit from any economies of scale. The Trustees considered the fact that the Fund is newly organized and that an increase in assets would mostly likely not decrease the amount of advisory service required to be provided to the Fund. The Trustees concluded that it is not necessary to consider the implementation of fee breakpoints at this time.

Cost of Advisory Services. At the June 2022 Meeting, the Board considered a proposal to change the investment management fee payable by the Fund to the Adviser to an annual rate of 1.50% calculated on the Fund’s average daily net assets. The Board noted that the previous management fee was calculated at the annual rate of 1.50% of the Fund’s average monthly “Managed Assets” during each month (defined as the total assets of the Fund, including any assets attributable to money borrowed for investment purposes, minus the sum of the Fund’s accrued liabilities, other than money borrowed for investment purposes). The Board noted that calculating the Fund’s management fee on average daily net assets rather than Managed Assets will result in a reduction of the fee paid by the Fund to the Adviser to the extent the Fund engages in borrowing transactions. The Board also noted that FCA has contractually agreed to waive its management fee or reimburse the Fund’s operating expenses in order to ensure that total annual fund operating expenses (excluding (i) interest, (ii) taxes, (iii) portfolio transaction expenses, (iv) acquired fund fees and expenses; (v) dividend expenses on short sales; and (vi) extraordinary expenses not incurred in the ordinary course of the Fund’s business) do not exceed an annual rate of 2.25% of the Fund’s Class I Shares, and 2.50% of the Fund’s Class W Shares and 1.60% of Founders Class Shares (if such share classes are offered), calculated on average net assets of each share class.

As proposed, the expense limitation agreement will have an initial term of two years, ending on July 31, 2024, and will automatically renew for subsequent one-year terms, unless the Adviser terminates the expense limitation agreement upon not less than ten (10) days written notice to the Fund prior to the end of the then-current term. The Board may terminate the expense limitation agreement at any time on not less than ten (10) days’ prior notice to the Adviser. The Fund will agree to repay FCA in the amount of any fees waived and Fund expenses paid or absorbed, subject to the limitations that: (1) the reimbursement for fees and expenses will be made only if payable within three years from the date on which they were incurred; and (2) the reimbursement may not be made if it would cause the expense limitation in effect at the time of the waiver or currently in effect, whichever is lower, to be exceeded.

In light of the foregoing, and in their business judgment, the Trustees found that the proposed change to calculating the Fund’s management fee appeared reasonable for the management of the Fund’s portfolio.

Profitability. The Trustees considered FCA’s anticipated profitability, the estimated costs of managing the Fund, and the information provided by FCA regarding its financial condition. The Trustees also considered that the Fund is newly organized and has a limited record of profitability. Accordingly, the Trustees determined that profits expected to be realized by FCA were not unreasonable.

Fall-out Benefits. The Trustees discussed direct or indirect “fall-out benefits,” noting that FCA did not anticipate any fallout benefits at this stage.

Vote Required

Approval of the Amended Management Agreement requires the affirmative vote of a majority of the Fund’s outstanding voting shares. The Investment Company Act defines a “majority vote” as the vote of shareholders owning the lesser of (a) 67% or more of the shares present at a meeting of shareholders, if the holders of more than 50% of a fund’s outstanding shares are present or represented by proxy at such meeting; or (b) more than 50% of a fund’s outstanding voting shares. For purposes of the shareholder consent solicited here, a majority vote means the vote of more than 50% of the outstanding shares of the Fund on the Record Date.

The Board recommends a vote “FOR” Proposal 2.

PROPOSAL 3:
APPROVAL OF SUB-ADVISORY AGREEMENT
WITH JANUS HENDERSON INVESTORS US LLC

Introduction

The Board recommends a vote FOR approval of a Sub-Advisory Agreement between FCA and Janus Henderson (the “Sub-Advisory Agreement”). Janus Henderson currently serves as the Fund’s investment consultant under the terms of an amended and restated investment consulting agreement (the “Investment Consulting Agreement”) between FCA and Janus Henderson dated April 26, 2021. FCA recommended to the Board that Janus Henderson and FCA re-characterize their agreement as a sub-advisory agreement to better reflect the nature of the non-discretionary sub-advisory service provided by Janus Henderson to FCA. Additionally, FCA recommended that the fee payable under the Sub-Advisory Agreement be calculated based on net allocated assets (as defined in the Sub-Advisory Agreement), rather than on allocated assets (as defined in the Investment Consulting Agreement).

The Investment Consulting Agreement was approved by the Fund’s sole initial shareholder on April 26, 2021. Under the Investment Consulting Agreement, the Adviser paid Janus Henderson a fee equal to $329,643 for the Fund’s fiscal period started April 16, 2021 and ended December 31, 2021. Under the Investment Consulting Agreement, Janus Henderson receives a monthly fee computed at the annual rate of 0.75% on the first $500,000,000 of average daily Allocated Assets; 0.60% on average daily Allocated Assets between $500,000,001 and $1,000,000,000; and 0.50% on average daily Allocated Assets above $1,000,000,001. A table comparing the fees paid to Janus Henderson under the Investment Consulting Agreement and those that would have been paid under the Sub-Advisory Agreement are set forth under the heading “The Sub-Advisory Agreement – Summary of the Sub-Advisory Agreement” below.

Under the Sub-Advisory Agreement, Janus Henderson will continue to provide FCA with certain identified non-discretionary sub-advisory services and employees of Janus Henderson will continue to sit on the Fund’s investment committee. At the June 2022 Meeting, the Board considered and approved the proposed Sub-Advisory Agreement, including the proposed changes to the manner in which the fees payable to Janus Henderson will be calculated. As proposed to be amended, the fees payable to Janus Henderson under the Sub-Advisory Agreement will be based on a percentage of the assets of the Fund allocated by FCA to Janus Henderson for management, net of any leverage or borrowing for investment purposes. Accordingly, the revised fee will result in a lower fee payable to Janus Henderson if the Fund borrows for investment purposes. The Fund does not pay Janus Henderson directly; all fees paid to Janus Henderson are paid by FCA out of the fees paid to FCA under the terms of the Amended Management Agreement. Accordingly, the sub-advisory fees will not affect the Fund’s expenses.

Information about Janus Henderson

Janus Henderson is an indirect wholly owned subsidiary of Janus Henderson Group plc, dba Janus Henderson Investors, a global asset manager with more than 340 investment professionals and expertise across all major asset classes that had more than $361 billion in assets under management as of March 31, 2022. Under the terms of the Sub-Advisory Agreement, Janus Henderson will continue to assist the Adviser in identifying and evaluating potential investments for the Fund and participate in ongoing diligence and monitoring of the Fund’s investments. Employees of Janus Henderson sit on the Fund’s investment committee.

Janus Henderson is located at 151 Detroit Street, Denver, CO 80218. Janus Henderson is registered with the SEC as an investment adviser.

The Sub-Advisory Agreement

Summary of the Sub-Advisory Agreement. Under the terms of the Sub-Advisory Agreement, Janus Henderson will continue to make recommendations for the investment and reinvestment of assets allocated to it by the Adviser. Janus Henderson does not have power to effect transactions on behalf of the Adviser or the Fund without the consent of the Adviser. Janus Henderson does not have investment discretion or custody or control with respect to assets allocated to Janus Henderson, the Adviser or the Fund. Notwithstanding the generality of the foregoing, Janus Henderson shall, with respect to such allocated assets: (i) obtain and evaluate such information and advice relating to the economy, securities markets, and securities and other investments as it deems necessary or useful to discharge its duties hereunder; and (ii) make purchase and sale recommendations to the Adviser regarding such assets in a manner consistent the prospectus or other applicable guidelines, including any authorizations required by the Fund’s Investment Committee.

Pursuant to the Sub-Advisory Agreement, Janus Henderson will receive a monthly fee computed at the annual rate of 0.75% on the first $500,000,000 of average daily net allocated assets; and 0.60% on average daily net allocated assets between $500,000,001 and $1,000,000,000; and 0.50% on average daily net allocated assets above $1,000,000,001. The fee will be calculated daily and payable monthly in arrears.

To illustrate the differences between the fees paid under the Investment Consulting Agreement and those proposed to be paid under the Sub-Advisory Agreement, the table below sets forth the gross and net amount of Janus Henderson’s fee during the Fund’s fiscal period started April 16, 2021 and ended December 31, 2021 and the amount that Janus Henderson would have received had the proposed sub-advisory fee been in effect.

SUB-ADVISORY FEES (for fiscal period started 4/16/2021 and ended 12/31/2021)
(i) Prior Investment Consulting Agreement Fees	(ii) Sub-Advisory Fees	Difference between (i) and (ii) as a percentage of (i)
Contractual investment consulting fees (before application of fee waivers and expense limitations): $329,643	Contractual sub-advisory fees (before application of fee waivers and expense limitations):$285,311	-13.45%
Actual investment consulting fee paid: (after application of fee waivers and expense limitations): $329,643	Actual sub-advisory fee payable (after application of fee waivers and expense limitations): $285,311	-13.45%

The Sub-Advisory Agreement, if approved by shareholders, will be effective for a two-year period from the date of such approval, and will be renewed thereafter only so long as such renewal and continuance is specifically approved at least annually by the Board, including a majority of the Independent Trustees. Under its terms, the Sub-Advisory Agreement may be terminated at any time (i) by the Board, by a vote of a majority of the outstanding voting securities of the Fund or by the Adviser on 60 days’ written notice to Janus Henderson or (ii) by Janus Henderson on 60 days’ written notice to the Fund. The Sub-Advisory Agreement shall terminate immediately upon its assignment or upon termination of the Amended Management Agreement.

The Sub-Advisory Agreement, if approved by shareholders, will provide that Janus Henderson shall not be liable to the Adviser or the Fund for any action taken or failure to act in good faith reliance upon: (i) information, instructions or requests, whether oral or written, with respect to the Fund made to Janus Henderson by a duly authorized officer of the Adviser or the Fund; (ii) the advice of counsel to the Fund; and (iii) any written instruction or certified copy of any resolution of the Board.

The form of the Sub-Advisory Agreement is attached to this Consent Solicitation Statement as Attachment B. Please take the time to read it. The description of the Sub-Advisory Agreement in this Consent Solicitation Statement is only a summary. If the Sub-Advisory Agreement with the Adviser is not approved by shareholders, the Board will consider other options, including continuing to utilize Janus Henderson’s services under the existing investment consulting agreement, or distributing a new or modified request for shareholder approval of a new sub-advisory agreement.

Other than the method of calculating the fee payable under the Sub-Advisory Agreement, the Sub-Advisory Agreement is substantially similar to the existing investment consulting agreement between FCA and Janus Henderson that was approved by the Board at the April 2021 Meeting (as amended and restated at a meeting held on February 22, 2022) and by the initial shareholder of the Fund. The Independent Trustees relied upon the advice of independent legal counsel and their own business judgment in determining the material factors to be considered in evaluating the investment consulting agreement at the April 2021 Meeting and in evaluating the Sub-Advisory Agreement at the June 2022 Meeting.

Factors Considered by the Trustees and their Recommendation. The Trustees considered and unanimously approved the Sub-Advisory Agreement at the June 2022 Meeting. The Trustees referred to information considered at the April 2021 Meeting in connection with the approval of the prior investment consulting agreement as well as information presented at the June 2022 Meeting. The Trustees relied upon the advice of independent legal counsel and their own business judgment in determining the material factors to be considered in evaluating the Sub-Advisory Agreement and the weight to be given to each such factor. The conclusions reached by the Trustees were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the Sub-Advisory Agreement.

In making the recommendation that shareholders vote FOR approval of the Sub-Advisory Agreement, the Trustees reviewed and analyzed various factors it determined were relevant, including the factors enumerated below.

Nature, Extent and Quality of Services to be Provided. The Trustees considered the nature, extent and quality of services provided under the prior investment consulting agreement between FCA and Janus Henderson and considered that there would be no substantive changes to such services under the terms of the Sub-Advisory Agreement. They considered the experience and expertise of Janus Henderson, as well as its extensive global infrastructure. The Trustees concluded the nature, extent and quality of services provided by Janus Henderson to the Fund was satisfactory, and there was a reasonable basis on which to conclude that the Fund benefits from the non-discretionary sub-advisory services provided by Janus Henderson under the Sub-Advisory Agreement.

Investment Performance. The Trustees considered that the Fund is newly organized and has a limited record of investment performance. While Janus Henderson has not managed accounts in the styles similar to those used to manage the Fund, and thus is unable to provide applicable performance information, the Trustees noted the experience of the employees of Janus Henderson who are members of the Fund’s Investment Committee. It was the consensus of the Trustees that it was reasonable to conclude that employing Janus Henderson would be in the best interests of the Fund.

Economies of Scale. At the April 2021 Meeting and June 2022 Meeting, the Trustees considered whether the Fund would benefit from any economies of scale. The Trustees considered the fact that the Fund is newly organized and that an increase in assets would mostly likely not decrease the amount of sub-advisory services required to be provided to the Fund. The Trustees concluded that it is not necessary to consider the implementation of fee breakpoints at this time.

Cost of Services. At the June 2022 Meeting, the Trustees considered a proposal to change the manner in which the fees payable to Janus Henderson will be calculated under the Sub-Advisory Agreement. Under the proposed Sub-Advisory Agreement, Janus Henderson will receive a monthly fee based on net allocated assets, rather than on gross allocated assets. The Trustees considered that the Fund does not pay Janus Henderson directly and that all fees paid to Janus Henderson are paid by FCA out of the fees paid to FCA under the terms of an investment management agreement. The Trustees noted that the sub-advisory fees will not affect the Fund’s expenses. In light of the foregoing, and in their business judgment, the Trustees found that the proposed change to calculating the sub-advisory fee appeared reasonable for the management of the Fund’s portfolio.

Profitability. The Trustees considered information concerning the costs to be incurred and profits expected to be realized by Janus Henderson. The Trustees determined that profits expected to be realized by Janus Henderson were not unreasonable.

Fall-out Benefits. The Trustees discussed direct or indirect “fall-out benefits” and concluded that the character and amount of potential fall-out benefits to Janus Henderson were consistent with the types of benefits generally derived by sub-advisers to funds.

Vote Required

Approval of the Sub-Advisory Agreement requires the affirmative vote of a majority of the Fund’s outstanding voting shares. The Investment Company Act defines a “majority vote” as the vote of shareholders owning the lesser of (a) 67% or more of the shares present at a meeting of shareholders, if the holders of more than 50% of a fund’s outstanding shares are present or represented by proxy at such meeting; or (b) more than 50% of a fund’s outstanding voting shares. For purposes of the shareholder consent solicited here, a majority vote means the vote of more than 50% of the outstanding shares of the Fund on the Record Date.

The Board recommends a vote “FOR” Proposal 3.

PROPOSAL 4

Election of Trustees

The Fund currently has three trustees on its Board. The Fund’s nominating and governance committee nominated the three current trustees and one new trustee to stand for election. Each trustee duly elected will serve an indefinite term unless they resign or are removed in accordance with the Fund’s Declaration of Trust.

A shareholder can vote for or against any nominee. The Board has no reason to believe that the persons named below will be unable or unwilling to serve, and such persons have consented to being named in this Consent Solicitation Statement and to serve if elected.

Information about the Trustee Nominees and Officers of the Fund

Certain information with respect to the nominees for election and the officers of the Fund is set forth below, including their names, ages, a brief description of their recent business experience, including present occupations and employment and certain trusteeships that each person holds, and the length of time served in such capacity with the Fund.

Trustee Independence

The Investment Company Act rules require that the Board consist of at least a majority of independent trustees. Under the Investment Company Act, in order for a trustee to be deemed independent, he or she, among other things, generally must not: own, control or hold power to vote, 5% or more of the voting securities or be an officer or employee of the Fund or of an investment adviser or principal underwriter to the Fund; control the Fund or an investment adviser or principal underwriter to the Fund; be an officer, trustee or employee of an investment adviser or principal underwriter to the Fund; be a member of the immediate family of any of the foregoing persons; knowingly have a direct or indirect beneficial interest in, or be designated as an executor, guardian or trustee of an interest in, any security issued by an investment adviser or principal underwriter to the Fund; be a partner or employee of any firm that has acted as legal counsel to the Fund or an investment adviser or principal underwriter to the Fund during the last two years; or have certain relationships with a broker-dealer or other person that has engaged in agency transactions, principal transactions, lent money or other property to, or distributed shares on behalf of the Fund.

The Board, pursuant to the Investment Company Act and with advice of counsel to the Independent Trustees, has considered the independence of existing members of and nominees to the Board who are not employed by the Adviser, Janus Henderson, or Foreside Fund Services, LLC, the Fund’s distributor (the “Distributor”), or any of their respective affiliates, and has concluded that David Gerstenhaber, Brien Biondi and Julie Cooling are not “interested persons” of the Fund, the Adviser, the Sub-Adviser, or the Distributor, as defined by the Investment Company Act and therefore qualify as independent trustees under the standards promulgated by the Investment Company Act. Mr. Fisk, as a result of his position as Chief Executive Officer of the Fund and the Adviser has been deemed by the Board to be an “interested person” and therefore does not qualify as an independent trustee.

Independent Trustee Nominees

Name, Address,* Year of Birth	Position(s) Held with Fund	Term of Office** and Length of Time Served	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex*** to be Overseen by Trustee Nominee	Other Trusteeships held by Trustee During Last Five Years
David Gerstenhaber, (1960)	Independent Trustee	Since 2021	Managing Member, Argonaut Management Colorado LLC (2020-present); Founder and Chief Investment Officer, Build Capital (2017-2020); Chief Investment Officer, Argonaut Capital Management, LP (1993-2020)	1	N/A

Brien Biondi, (1962)	Independent Trustee	Since 2022	Chief Executive Officer, Campden Wealth, North America & The Institute for Private Investors (2016-Present); Chief Executive Officer and Founder, The Biondi Group (2011-Present); Chief Operating Officer, League Asset Corp (2009-2011).	1	Primark Private Equity Investments Trust

Julie Cooling (1972)	Independent Trustee	--	Founder and Chief Executive Officer, RIA Channel, LLC (2005 – present).	1	N/A

Interested Trustee Nominee

Darren Fisk, (1974)	Chairman, Chief Executive Officer, and Interested Trustee	Since 2021	Founder and Chief Executive Officer of Forum Capital Advisors LLC (2018-present); Founder and Chief Executive Officer of Forum Real Estate Group (2007-present)	1	MediaShift Technologies, Inc.

*	The address for each trustee listed above is 240 Saint Paul Street, Suite 400, Denver, CO 80206.
**	The term of office for each trustee listed above will continue indefinitely.
***	The term “Fund Complex” refers to all present and future funds advised by the Investment Adviser or its affiliates.

David Gerstenhaber founded Argonaut Capital Management, LP in 1993 and served as its Chief Investment Officer until December 2020, after which he became the Managing Member of Argonaut Management Colorado LLC, Argonaut’s investment management business. From 2017 through 2020, Mr. Gerstenhaber also served as the Chief Investment Officer of Build Capital and its parent company, Acorn Advisory Capital, a multi strategy hedge fund. Prior to forming Argonaut, he spent two and a half years at Tiger Management Corporation, where he created and led the firm’s macro investment group, focused on leveraged investments in fixed income securities, currencies, financially engineered derivative structures, and development country debt instruments. Mr. Gerstenhaber spent his early career from 1985 through 1991 as a Principal and Senior Economist at Morgan Stanley & Co., and he began his career as an economist at Jardine Fleming Securities. Since 1991, Mr. Gerstenhaber has also been a founding and general partner of a privately held real estate private equity firm specializing in the acquisition, development, and management of multifamily real estate, and is a partner on multiple other real estate acquisition and development projects or sponsorships. Mr. Gerstenhaber received a simultaneous award of both B.A. and M.A degrees with honors in economics from Yale, where he studied extensively with Nobel laureate economist James Tobin. He was awarded a Fulbright Scholarship to Cambridge University where he earned a Master of Philosophy in Economics in 1983. We believe Mr. Gerstenhaber’s experience in the financial services industry qualifies him to serve as a member of our Board.

Brien Biondi is a certified public accountant with a Masters of Business Administration. Since 2016 he has served as the Chief Executive Officer of Campden Wealth, North America, an independent family-owned business providing unrivaled knowledge, intelligence and connectivity for family businesses, family offices, and significant private investors worldwide. He has also served as the Chief Executive Officer of The Institute for Private Investors, a membership network for families of substantial wealth that provides investment education to ultra-high-net-worth families running sophisticated family offices, since 2016. Mr. Biondi also served as a principal of The Biondi Group since 2011. From 2009 to 2011, Mr. Biondi was the Chief Operating Officer of League Asset Corp., a private REIT based in Canada. From 2004 to 2007, he was the Executive Trustee of the Chief Executives’ Organization, and from 1997 to 2004 he was the Chief Executive Officer of Entrepreneurs Organization. From 1993 to 1997, he was the Trustee of Finance and Administration of World Presidents’ Organization. He was the Controller of the Archdiocese of Washington from 1988 to 1993 and was a Senior Accountant at KPMG from 1985 to 1988. Mr. Biondi has served on the board of trustees of Primark Private Equity Investments Fund, a registered closed-end investment company operating as an interval fund, since 2020. Mr. Biondi earned a Bachelor of Science in Business Administration from The American University in 1985 and a Masters of Business Administration from The College of William and Mary in 1997. We believe Mr. Biondi’s experience in the financial services industry, including board experience, qualifies him to serve as a member of our Board.

Julie Cooling has more than 25 years of experience in the financial services industry. She is the Founder and Chief Executive Officer of RIA Channel, LLC, a company she started as an extension of RIA Database (RIADatabase.com), a financial advisor data and software company she founded in 2005. Ms. Cooling began her career in 1994 as an Associate at SEI Investments. From 1996 to 1998, she was Vice President at Montgomery Asset Management. From 1998 to 2000, Ms. Cooling held multiple positions and was on the Board of Forward Funds (part of Webster Investment Management). Prior to launching RIA Database, she was with Amic Distribution Partners from 2001 to 2002. Julie graduated from Bucknell University with a degree in Economics and a minor in Finance in 1994. We believe Ms. Cooling’s experience in the financial services industry qualifies her to serve as a member of our Board.

Darren Fisk, the Fund’s Chairman and Chief Executive Officer, is also the founder and Chief Executive Officer of the Adviser and Forum Real Estate Group Inc. (“FREG”). Mr. Fisk is responsible for the overall strategy and direction of both firms. He has over 20 years of experience in real estate and finance, with nearly 10 years at Johnson Capital Group prior to founding FREG. Mr. Fisk is a graduate of the University of Colorado-Boulder, where he received a Bachelor of Science degree in finance in 1997. He serves on the advisory board of ACE Scholarships and is on the Board of Trustees of MediaShift Technologies, Inc. Mr. Fisk is a member of the Fund’s Investment Committee. We believe Mr. Fisk’s experience in the financial services and commercial real estate industries qualifies him to serve as a member of our Board.

Officers

Name, Address,* Year of Birth	Position (Term of Office)	Principal Occupation During the Past Five Years
Darren Fisk (1974)	Chairman, Chief Executive Officer, and Interested Trustee (since 2021)	Founder and Chief Executive Officer of Forum Capital Advisors LLC (2018-present); Founder and Chief Executive Officer of Forum Real Estate Group (2007-present)

Michael Bell (1962)	President (since 2022)	President of Forum Capital Advisors LLC (2022-present); Managing Director of Primark Advisors, LLC (2020 – present); Trustee, Primark Private Equity Investments Fund (2020 – present); CEO, Global Financial Private Capital (2015-2019)

Derek Mullins (1973)	Chief Financial Officer; Treasurer (since 2021)	Managing Partner, PINE Advisor Solutions LLC (2018-present), Principal Financial Officer, Destra Investment Trust, Destra International & Event Driven Credit Fund and Destra Multi-Alternative Fund (2018-Present); Principal Financial Officer, XAI Octagon Floating Rate & Alternative Income Term Trust (2020-Present); Principal Financial Officer, Emles Trust (2020-Present); Principal Financial Officer, Bow River Capital Evergreen Fund (2021-Present); Principal Financial Officer, Forum CRE Income Fund (2021-Present), Director of Operations, ArrowMark Partners LLC (2009-2018)

Peter Sattelmair (1977)	Assistant Treasurer (since 2022)	Director of CFO Services, Pine Advisor Solutions LLC (2021-present); Director of Fund Operations, Transamerica Asset Management (2014-2021)

Cory Gossard (1972)	Chief Compliance Officer (since 2021)	Director of Regulatory Compliance, PINE Advisor Solutions LLC (2021-present); Interim Chief Compliance Officer, Vident Investment Advisory (April 2020 – December 2020), Chief Compliance Officer, SS&C ALPS (2014 – 2020)

Brad Nemzer (1982)	Vice President (since 2022)	Chief Operating Officer of Forum Capital Advisors LLC (2021-present); Managing Director of Finance at Forum Investment Group (2021-present); Chief Financial Officer of LEM Capital, LP (2015-2021)

Elizabeth Ryan (1980)	Secretary (since 2022)	General Counsel and Chief Compliance Officer, Forum Capital Advisors LLC (2022-present); General Counsel and Chief Compliance Officer, Intrinsic Edge Capital Management (2019-2022); Senior Compliance Consultant, Simon Compliance (2018-2019).

For information concerning Mr Fisk’s background, see above.

*	The address for each officer listed above is 240 Saint Paul Street, Suite 400, Denver, CO 80206.

Michael Bell is president of Forum Capital Advisors LLC and Managing Director of Primark Advisors, LLC, an investment firm focused on providing investors the opportunity to access the power of the private equity markets. Mr. Bell also serves as a Trustee of Primark Private Equity Investments Fund, a registered closed-end fund operating as an interval fund. Prior to Primark, Mr. Bell built, and was the CEO for, a $12 billion registered investment adviser managing more than 30 investment strategies and a $10 billion liquid alternative mutual fund complex that launched more than 50 alternative funds. Most recently Mr. Bell purchased, grew and sold a family office-backed $6 billion registered investment adviser. Mr. Bell specialized as a corporate finance attorney for Latham & Watkins and was a CPA for KPMG. Mr. Bell holds a B.S. in Commerce from the University of Virginia and a J.D. from West Virginia University.

Derek Mullins is the Fund’s Chief Financial Officer and has over 20 years of experience in the asset management industry. He currently serves as Co-Founder and Managing Partner of PINE Advisor Solutions LLC, a financial services firm specializing in outsourced CFO, compliance and operations support services to asset managers. PINE currently services multiple investment advisers and its employees serve as officers for registered open and closed-end funds. Previously, he was the Trustee of Operations for ArrowMark Partners, a $20 billion diversified asset management firm. Mr. Mullins also served as the Chief Financial Officer of Meridian Fund, Inc., an Investment Company Act registered mutual fund family. Mr. Mullins was responsible for the management of the financial and tax operations for ArrowMark’s investment products. He had oversight over all the firm’s service providers, including fund administrators, custodians and prime brokers, transfer agents, legal counsel, independent auditors and tax professionals. Mr. Mullins received a B.A. and an M.A. in Finance from the University of Colorado.

Brad Nemzer is the Fund’s Vice President. He currently serves as the Chief Operating Officer of Forum Capital Advisors LLC, as Managing Trustee of Finance at Forum Investment Group. From 2015 to 2021 Mr. Nemzer served as Chief Financial Officer of LEM Capital, LP. Prior to that Mr. Nemzer was a Manager, Partnership Accounting at CMS Companies for two years, an Audit Manager at Grant Thornton LLP for three years, a Business & Accounting Consultant at Solomon Edwards Group for two years, and an Audit Senior at Deloitte for two years. Mr. Nemzer holds a Bachelors of Business Administration – Finance & Accounting from the University of Michigan, Stephen M. Ross School of Business.

Peter Sattelmair is the Fund’s Assistant Treasurer and has over 20 years of experience in the asset management industry. He currently serves as Director of CFO Services for PINE Advisor Solutions LLC, a financial services firm specializing in outsourced CFO, compliance and operations support services to asset managers. PINE currently services multiple investment advisers and its employees serve as officers for registered open and closed-end funds. Previously, Mr. Sattelmair was the Director of Fund Operations for Transamerica Asset Management and served as Assistant Treasurer for registered funds with assets under management in excess of $80 billion. Previously, he worked at State Street Bank in various fund accounting and fund administration roles. Mr. Sattelmair earned his Bachelor of Science in Business Management from the University of Massachusetts, Dartmouth.

Cory Gossard is the Fund’s Chief Compliance Officer and also currently serves as Trustee of Regulatory Compliance at PINE Advisor Solutions. Mr. Gossard joined PINE Advisor Solutions in April 2021. Mr. Gossard has over 25 years of compliance and asset management experience. Prior to joining PINE, Mr. Gossard was the Chief Compliance Officer for SS&C ALPS overseeing all of the compliance and operational functions for the fund services business. He also served as the Chief Compliance Officer for SPDR S&P 500 ETF Trust, DJIA ETF Trust and SPDR S&P MidCap 400 ETF Trust. Prior to his time at SS&C ALPS, Mr. Gossard held senior leadership positions with Citibank. Mr. Gossard received a B.A. in Business Administration from Heidelberg University. He currently holds a Series 7 license and is a Certified Anti-Money Laundering Specialist.

Elizabeth Ryan is the Fund’s Secretary. She currently serves as General Counsel and Chief Compliance officer of FCA, which she joined in April 2022. Prior to that, Ms. Ryan was General Counsel and Chief Compliance Officer of Intrinsic Edge Capital Management, a registered investment adviser focusing on investments in small and mid-capitalization equity securities, from 2019 to 2022. She was a Senior Compliance Consultant at Simon Compliance, a boutique compliance firm focused on the compliance needs of registered investment advisers, from 2018 to 2019 and in a number of legal roles at GCM Grosvenor, a global alternative asset management firm, from 2011 until 2018. She received a B.A. from the University of Dayton and a J.D. from De Paul University College of Law.

Corporate Governance - Board Committees

In addition to serving on the Board, trustees may also serve on the Fund’s Audit Committee or Nominating and Corporate Governance Committee, both of which have been established by the Board to handle certain designated responsibilities. The Board has designated a chairman of the Audit Committee and the Nominating and Corporate Governance Committee. Subject to applicable laws, the Board may establish additional committees, change the membership of any committee, fill all vacancies and designate alternate members to replace any absent or disqualified member of any committee, or to dissolve any committee as it deems necessary and in the Fund’s best interest.

Audit Committee. The Board has an Audit Committee (the “Audit Committee”) that consists exclusively of Independent Trustees. The Audit Committee operates pursuant to a charter adopted by the Board and is responsible for selecting, engaging and discharging the Fund’s independent registered public accounting firm, reviewing the plans, scope and results of the audit engagement with the Fund’s independent registered public accounting firm, approving professional services provided by the Fund’s independent registered public accounting firm (including compensation therefor), reviewing the independence of the Fund’s independent registered public accounting firm and reviewing the adequacy of the Fund’s internal control over financial reporting. Annually, the Audit Committee reviews and discusses the audited financial statements with the Fund’s management. The Audit Committee is responsible for aiding the Board in fair value pricing of debt and equity securities that are not publicly traded or for which current market values are not readily available. On a quarterly basis, the Audit Committee reviews the valuation determinations made with respect to the Fund’s investments during the preceding quarter and evaluates whether such determinations were made in a manner consistent with the Fund’s valuation process. The members of the Audit Committee are Messrs. Biondi and Gernstenhaber, with Mr. Biondi serving as the chairman. The Board has determined that Mr. Biondi is an “audit committee financial expert” as defined under SEC rules. The Audit Committee charter is attached hereto as Attachment C. During the last fiscal year, the Audit Committee held two committee meetings.

Nominating and Corporate Governance Committee. The Board has a Nominating and Corporate Governance Committee (the “NCGC”) that consists exclusively of Independent Trustees. The NCGC operates pursuant to a charter adopted by the Board and is responsible for selecting, researching, and nominating trustees for election by the Fund’s shareholders, selecting nominees to fill vacancies on the Board or a committee of the Board, developing and recommending to the Board a set of corporate governance principles and overseeing the evaluation of the Board and the Fund’s management. The NCGC will consider shareholders’ proposed nominations for trustee. The members of the NCGC are Messrs. Biondi and Gerstenhaber, with Mr. Gerstenhaber currently serving as chairperson. The NCGC charter is attached hereto as Attachment D. During the last fiscal year, the NCGC did not meet.

Corporate Governance - Fund Committees

Valuation Committee. The Valuation Committee, consisting of FCA personnel whose membership on the Valuation Committee was approved by the Board, values the Fund’s assets in good faith pursuant to the Fund’s valuation policies and procedures that were developed by the Valuation Committee and approved by the Board. Portfolio securities and other assets for which market quotes are readily available are valued at market value. In circumstances where market quotes are not readily available, the Board has adopted policies and procedures for determining the fair value of such securities and other assets, and has delegated the responsibility for applying the valuation methods to the Valuation Committee. On a quarterly basis, or more frequently if necessary, the Valuation Committee reviews, and the Board ratifies, the valuation determinations made with respect to the Fund’s investments during the preceding period and evaluates whether such determinations were made in a manner consistent with the Fund’s valuation process.

Investment Committee. The Board has established the Investment Committee, which is responsible for setting overall investment policies and strategies of the Fund, subject to the oversight of the Board; monitoring the performance of all investments being considered by the Fund; and generally overseeing investment decisions of the Investment Consultant and the activities of the Fund’s Portfolio Manager

The Investment Committee consists of the following members: Darren Fisk, Pat Brophy, Jason Brooks, John Kerschner and Tom McCahill. Biographical information with respect to each member of the Investment Committee is set forth below.

Name, Year of Birth	Principal Occupation During the Past Five Years
Darren Fisk (1974)	Founder and Chief Executive Officer of FCA
Pat Brophy (1967)	Portfolio Manager, FCA since May 2021; Manager, Global Real Estate Strategy at Janus Capital Management LLC (2005 – 2021).
John Kerschner (1968)	Head of U.S. Securitized Products, Janus Henderson Investors(1) since 2010.
Jason Brooks (1979)	Portfolio Manager, Janus Henderson Investors(1) since 2012.
Tom McCahill (1955)	Managing Partner – Structured Finance Group, FCA since May 2021; Executive Vice President, Structured Finance at EverWest Real Estate Investors, LLC (2013 to 2021).

(1)	Janus Henderson is an indirect, wholly owned subsidiary of Janus Henderson Group plc (“Janus Henderson Group”). Janus Henderson Group is a dually-listed, publicly-traded company (NYSE:JHG and ASX:JHG) conducting business as Janus Henderson Investors.

For information concerning Mr. Fisk’s background, see above.

Pat Brophy has been the Fund’s Portfolio Manager since April 2021 and is responsible for day-to-day management of the Fund’s investment portfolio. He has nearly 30 years of wide-ranging experience in real estate and financial services. Prior to joining the Investment Adviser, Mr. Brophy managed the Global Real Estate Strategy at the Janus Capital Management, LLC, the predecessor to Janus Henderson. Prior to joining Janus Henderson in 2005, he was a Principal/Partner at THK Associates, Inc., a Denver-based market economics and land-planning firm. His expertise is in economic analysis, real estate valuation, property development and acquisition strategies. He received his B.A. in history from Dartmouth College.

John Kerschner is the Head of U.S. Securitized Products at Janus Henderson Group plc, dba Janus Henderson Investors, which is the parent company of the Sub-Adviser. In his role as Head of U.S. Securitized Products, Mr. Kerschner primarily focuses on mortgage-backed securities and other structured products. Prior to joining Janus in 2010, Mr. Kerschner was trustee of portfolio management at BBW Capital Advisors. Before that, he worked for Woodbourne Investment Management, where he was global head of credit investing. Mr. Kerschner began his career at Smith Breeden Associates where he held a number of increasingly responsible positions, including principal, senior portfolio manager and trustee of the ABS-CDO group. Mr. Kerschner received his B.A., cum laude, in biology from Yale University. He earned his M.B.A. from Duke University, Fuqua School of Business, where he was designated a Fuqua Scholar. Mr. Kerschner holds the Chartered Financial Analyst designation.

Jason Brooks is a Securitized Products Analyst at Janus Henderson Group plc, dba Janus Henderson Investors, which is the parent company of the Sub-Adviser, a position he has held since 2012. In this role, Mr. Brooks primarily focuses on global coverage of collateralized mortgage backed securities (“CMBS”) as well as certain asset backed securities coverage. Prior to joining Janus, he was trustee, CMBS research, at TIAA-CREF, where he led the firm’s CMBS research effort and was responsible for all aspects of due diligence relating to security selection. Mr. Brooks also served in other CMBS-focused research roles at both TIAA-CREF and Gramercy Capital Corp. Mr. Brooks received his B.A. in finance from the College of William and Mary and his M.B.A. with a focus in real estate finance from Fordham University Graduate School of Business.

Tom McCahill is Managing Partner — Structured Finance Group at the Investment Adviser, where he oversees all operations for Forum’s Structured Finance team and is a voting member of the Fund’s Investment Committee. Mr. McCahill has over 36 years of experience in commercial real estate, where he focused on the subordinate debt sector and has invested over $2.5 billion in mezzanine, B Notes and preferred equity. Prior to joining FCA, Mr McCahill was Executive Vice President, Structured Finance at EverWest Real Estate Investors, LLC (“EverWest”), an institutional real estate investment management firm based in Denver, Colorado. Prior to joining EverWest, Mr. McCahill was a Managing Trustee at Pearlmark Real Estate Partners and Chief Executive Officer and President of MONY Realty Capital. Mr. McCahill received both his B.S. in economics and his M.S. in Real Estate Finance from the University of Wisconsin.

Trustee Beneficial Ownership Table

The following table indicates the dollar range of equity securities that each Trustee Nominee beneficially owns in the Fund as of the date hereof.

Name of Trustee Nominee	Dollar Range of Equity Securities in the Fund(1)	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies
Darren Fisk	Over $100,000	Over $100,000
Brien Biondi	$0	$0
David Gerstenhaber	Over $100,000	Over $100,000
Julie Cooling	$0	$0

(1)	Beneficial ownership is determined in accordance with the rules of the SEC. Under SEC rules, a person is deemed to be a “beneficial owner” of a security if that person has or shares “voting power,” which includes the power to vote, or to direct the voting of, such security, or “investment power,” which includes the right to dispose of or to direct the disposition of such security. A person also is deemed to be a beneficial owner of any securities which that person has a right to acquire within 60 days.

Role of the Board

Overall responsibility for oversight of the Fund rests with the Board. The Fund has engaged the Adviser to manage the Fund on a day-to-day basis. The Board is responsible for overseeing the Adviser, Janus Henderson and other service providers in the operations of the Fund in accordance with the provisions of the Investment Company Act, applicable provisions of state and other laws and the Fund’s Declaration of Trust. The Board is currently composed of three members, two of whom are Independent Trustees. During the last fiscal period, the Board held four regularly scheduled meetings and did not hold any special in-person or telephonic meetings to discuss specific matters that arose and required action between regular meetings, for a total of four Board meetings. The Independent Trustees have also engaged independent legal counsel to assist them in performing their oversight responsibility. The Independent Trustees meet with their independent legal counsel in person prior to and/or during each quarterly in-person board meeting. As described above, the Board has established an Audit Committee and an NCGC, and may establish ad hoc committees or working groups from time to time to assist the Board in fulfilling its oversight responsibilities.

The Board as a whole is responsible for identifying, evaluating and recommending nominees to serve as trustees of the Fund. The Board has established the NCGC to select and nominate candidates for election to the Board, including identifying, as necessary, new candidates who are qualified to serve as trustees of the Fund and recommending to the Board the candidates for election to the Board. The NCGC will consider candidates recommended by shareholders provided such recommendations are presented with appropriate material to allow the NCGC to evaluate the candidate consistent with the guidelines set forth in the NCGC charter. Each person nominated to serve as a trustee should:

●	Be an individual of the highest character and integrity and have an inquiring mind, vision and the ability to work well with others.

●	Be free of any conflict of interest which would violate any applicable law or regulation or interfere with the proper performance of the responsibilities of a trustee.

●	Possess substantial and significant experience which would be of value to the Fund in the performance of the duties of a trustee.

●	Have sufficient time available to devote to the affairs of the Fund in order to carry out the responsibilities of a trustee.

Board Leadership Structure

Darren Fisk is the Chairman of the Board. Under the Declaration of Trust and Bylaws, the Chairman of the Board is responsible for (a) presiding at Board meetings, (b) calling special meetings on an as-needed basis, (c) execution and administration of Fund policies, including (i) setting the agendas for Board meetings and (ii) providing information to Board members in advance of each Board meeting and between Board meetings. The Board has designated David Gerstanhaber as the Lead Independent Trustee. As Lead Independent Trustee, Mr. Gerstanhaber is responsible for coordinating the activities of the other Independent Trustees and for such other duties as are assigned, from time to time, by our Board. Additionally, under certain Investment Company Act governance guidelines that apply to the Fund, the Independent Trustees will meet in executive session at least quarterly.

Mr. Fisk has been deemed by the Board to be an interested person of the Fund by virtue of his ownership interests in and senior management roles at the Adviser and/or its affiliates. The Independent Trustees have therefore appointed a Lead Independent Trustee and believe that this leadership structure is appropriate in light of the potential conflicts of interest that could arise from these relationships. The Board has determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the Fund.

Board’s Role in Risk Oversight

The Board has a standing independent Audit Committee with a separate chair. The Board is responsible for overseeing risk management, and the full Board regularly engages in discussions of risk management and receives compliance reports that inform its oversight of risk management from its Chief Compliance Officer at quarterly meetings and on an ad hoc basis, when and if necessary. The Audit Committee considers financial and reporting risk within its area of responsibilities. Generally, the Board believes that its oversight of material risks is adequately maintained through the compliance-reporting chain where the Chief Compliance Officer is the primary recipient and communicator of such risk-related information.

Communication with the Board

Shareholders with questions about the Fund are encouraged to contact the Fund. Shareholders may communicate with the Fund or its Board by mailing their communications to Forum CRE Income Fund, care of Chief Compliance Officer, 240 Saint Paul Street, Suite 400, Denver, CO 80206. All shareholder communications received in this manner will be delivered as appropriate to one or more members of the Board.

Compensation of Trustees

The following table sets forth information regarding the compensation received by the trustees of the Fund for the fiscal year ended December 31, 2021. No compensation is paid to the interested trustee or the officers by the Fund. For their service as trustees, each independent trustee receives from the Fund a retainer fee of $35,000 per year, as well as reimbursement for expenses incurred in connection with attendance at Board meetings.

Compensation Table

Name and Position	Aggregate Compensation from the Fund	Pension or Retirement Benefits Accrued as Part of the Fund’s Expenses(1)	Estimated Annual Benefits Upon Retirement	Total Compensation from Fund and Fund Complex(2)
Interested Trustees
Darren Fisk	None	None	None	None
Independent Trustees
David Gerstenhaber	$14,583	None	None	$14,583
Brien Biondi	None	None	None	None
Julie Cooling(3)	None	None	None	None
Michael Bell(4)	$14,583	None	None	$14,583
Jody Foster(5)	$14,583	None	None	$14, 583

(1)	The Fund does not have a bonus, profit sharing or retirement plan, and trustees do not receive any pension or retirement benefits.
(2)	The term “Fund Complex” refers to all present and future funds advised by the Investment Adviser or its affiliates.
(3)	Ms. Cooling is not yet a member of the board.
(4)	Mr. Bell served as an independent member of the board from April 26, 2021 through April 1, 2022.
(5)	Ms. Foster served as an independent member of the board from April 26, 2021 until her resignation prior to the February 2022 quarterly meeting.

Vote Required

This proposal requires a plurality of the voting securities of the Fund. This means, for election of a trustee, that a nominee for election receiving more votes than any other nominee for election will be elected as a trustee. As there are four Board seats and four nominees for election as a trustee, each nominee will receive a plurality of the votes cast if there are any votes cast in favor of his or her election as trustee.

The Board recommends a vote “FOR” Proposal 4.

Additional Information

Independent Registered Public Accountant

The Investment Company Act requires that the Fund’s independent registered public accounting firm be selected by a majority of the Independent Trustees. One of the purposes of the Audit Committee is to recommend to the Board the selection, retention or termination of the independent registered public accounting firm for the Fund. The Fund’s independent registered public accounting firm for the fiscal year ended December 31, 2021 was CohnReznick LLP (“CohnReznick”). At its meeting held on April 26, 2021, the Fund’s Audit Committee recommended and the Board, including a majority of the Independent Trustees, approved the selection of CohnReznick as the Fund’s independent registered public accounting firm for the fiscal year ended December 31, 2021.

The Audit Committee and the Board have discussed with CohnReznick the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (“PCAOB”) and have concluded that CohnReznick is independent as required by applicable rules of the PCAOB. In connection with their determination, CohnReznick has advised the Fund that neither the firm nor any present member or associate of it has any material financial interest, direct or indirect, in the Fund or its affiliates. Additionally, the Audit Committee has received the written disclosures and the letter from CohnReznick required by applicable requirements of the PCAOB regarding the independent accountant’s communications with the Audit Committee concerning independence.

Fiscal Year Ended December 31, 2021
Audit Fees	$66,000
Audit-Related Fees	$-
Tax Fees	$22,500
All Other Fees	$-

Audit Committee Pre-Approval Policies and Procedures. The Audit Committee pre-approves CohnReznick’s engagements for audit and non-audit services to the Fund or the Fund’s investment adviser. Pre-approval considerations include whether the proposed services are compatible with maintaining CohnReznick’s independence. All of the services described above were pre-approved by the Audit Committee. No services described above were approved by the Audit Committee pursuant to the “de minimis exception” set forth in Rule 2-01(c)(7)(i)(C) of Regulation S-X. The Audit Committee has considered and concluded that the provision of non-audit services rendered by CohnReznick to the Fund’s investment adviser and any entity controlling, controlled by, or under common control with the Fund’s investment adviser that were not required to be pre-approved by the Audit Committee is compatible with maintaining CohnReznick’s independence.

Based on the discussions and reviews mentioned above, the Audit Committee recommended to the Board that the audited financial statements be included in the Fund’s annual report required by Section 30(e) of the Investment Company Act and Rule 30d-1 thereunder for the last fiscal year for filing with the SEC.

Copies of the Fund’s most recent annual and semi-annual reports are available without charge upon request to the Fund at 240 Saint Paul Street, Suite 400, Denver, CO 80206, or by calling Investor Relations at 303-501-8804.

Service Providers

Forum Capital Advisors, LLC serves as the Fund’s investment adviser, Janus Henderson Investors US LLC as the Fund’s investment consultant and Ultimus Fund Solutions, LLC as the Fund’s administrator, transfer agent and dividend paying agent. PINE Advisor Solutions, LLC provides the Fund with an outsourced chief financial officer and chief compliance officer, as well as related finance and compliance services. The Advisor is located at 240 Saint Paul Street, Suite 400, Denver, CO 80206. Janus Henderson is located at 100 Detroit Street, Denver, CO 80218. Ultimus Fund Solutions, LLC is located at 225 Pictoria Drive, Suite 450, Cincinnati, OH 45246. PINE Advisor Solutions, LLC is located at 501 S Cherry St Suite 1090, Denver, CO 80246.

UMB Bank, N.A., with its principal place of business located at 928 Grand Boulevard, 10th Floor, Kansas City, MO 64106, serves as Custodian for the securities and cash of the Fund’s portfolio.

Shares Outstanding

As of the Record Date, 6,291,578.6210 shares of the Fund were issued and outstanding and entitled to vote on the proposal.

Security Ownership of Certain Beneficial Owners and Management

The Fund’s trustees are divided into two groups - interested trustees and independent trustees. Interested trustees are “interested persons” of the Fund, as defined in the Investment Company Act.

The following table sets forth, as of June 10, 2022, certain ownership information with respect to the Fund’s common shares for those persons who may, insofar as is known to us, directly or indirectly own, control or hold with the power to vote, 5% or more of the Fund’s outstanding common shares and the beneficial ownership of each current trustee, the nominees for trustee, the Fund’s executive officers, and the executive officers and trustees as a group.

Unless otherwise indicated, we believe that each person set forth in the table below has sole voting and investment power with respect to all shares of the Fund’s common shares he or she beneficially owns and has the same address as the Fund. The Fund’s address is 240 Saint Paul Street, Suite 400, Denver, CO 80206.

Name and Address of Beneficial Owner(1)	Number of Shares Beneficially Owned	Percentage of Shares Outstanding(2)
5% or more holders
N/A	-	-
Interested Trustees
Darren Fisk(3)	204,031.617	3.24%
Independent Trustees
David Gerstenhaber	126,827.863	2.02%
Brien Biondi	-	-
Julie Cooling	-	-
Executive Officers
Michael Bell	-	-
Derek Mullins	-	-
Peter Sattelmair	-	-
Cory Gossard	-	-
Brad Nemzer	-	-
Elizabeth Ryan	-	-
Executive officers and trustees as a group	330,859.473	5.26%

*	Represents less than one percent

(1)	The business address of each trustee and executive officer of the Fund is c/o Forum CRE Income Fund, 240 Saint Paul Street, Suite 400, Denver, CO 80206.
(2)	Based on a total of 6,291,578.621 shares of the Fund’s common shares issued and outstanding as of June 10, 2022.
(3)	Mr. Fisk also serves as the Chief Executive Officer of the Fund.
(4)	As of the date of this consent solicitation statement, certain trustees, officers, and members of the Investment Committee collectively owned 5.26% of the Fund but no individual trustee, officer or member of the Investment Committee owned 5% or more of the outstanding shares of the Fund.

Required Vote

In order for Proposals 1(a), 1(b), 2 and 3 to be approved, holders of a “majority of the outstanding voting securities” of the Fund must consent to approve Proposal 1. The term “majority of the outstanding voting securities,” as defined in the Investment Company Act and as used in this Consent Solicitation Statement, means the vote of shareholders owning the lesser of (a) 67% or more of the shares present at a meeting of shareholders, if the holders of more than 50% of a fund’s outstanding shares are present or represented by proxy at such meeting; or (b) more than 50% of a fund’s outstanding voting shares. Since your consent is solicited without convening a meeting of the shareholders, For purposes of the shareholder consent solicited here, a majority vote means the vote of more than 50% of the outstanding shares of the Fund on the Record Date. Abstentions will have the effect of a “consent withheld” on Proposals 1(a), 1(b), 2 and 3, and are effectively a vote against a proposal.

Proposal 4 requires a plurality of the voting securities of the Fund. This means, for election of a trustee, that a nominee for election receiving more votes than any other nominee for election will be elected as a trustee. As there are four Board seats and four nominees for election as a trustee, each nominee will receive a plurality of the votes cast if there are any votes cast in favor of his or her election as trustee. Consents withheld for any particular trustee will not have an effect on the outcome of such vote.

A “broker non-vote” occurs when shareholders are asked to consider both “routine” and “non-routine” proposals. In such a case, if a broker-dealer votes on the “routine” proposal, but does not vote on the “non-routine” proposal because (a) the shares entitled to cast the vote are held by the broker-dealer in “street name” for the beneficial owner, (b) the broker-dealer lacks discretionary authority to vote the shares, and (c) the broker-dealer has not received voting instructions from the beneficial owner, a broker non-vote is said to occur with respect to the “non-routine” proposal. Although Proposals 1(a), 1(b), 2 and 3 are all “non-routine” proposals and Proposal 4 is a “routine” proposal, the Fund does not anticipate any broker non-votes in connection with this Consent Solicitation Statement because, as of the Record Date, all of the Fund’s outstanding shares were held directly with the Fund through the Fund’s transfer agent.

You may revoke your consent at any time prior to the deadline for the receipt of written consents. You may revoke your consent by written notice to the Secretary of the Fund at Forum Real Estate Income Fund, c/o Secretary, 240 Saint Paul Street, Suite 400, Denver, CO 80206 or submitting a revised consent.

Shareholders do not have dissenters’ rights of appraisal in connection with the Proposals. If sufficient consents are not obtained to approve the Proposals, the Board will consider what other action is appropriate and in the best interests of shareholders.

Method and Cost of Consent Solicitation

Consents will be solicited by the Fund primarily by mail. The solicitation may also include telephone, facsimile, Internet or oral communication by certain officers or employees of the Fund, the Adviser or UMB Fund Services, Inc. (the Fund’s administrator and transfer agent), who will not be paid for these services. Any telephonic solicitations will follow procedures designed to ensure accuracy and prevent fraud, including requiring identifying shareholder information and recording the shareholder’s instruction.

The Adviser will bear the costs of preparing, printing and mailing this Consent Solicitation Statement, and all other costs incurred in connection with the solicitation of written consents. The Adviser estimates that the cost of printing and mailing the Consent Solicitation Statement and soliciting shareholder consents will be $1,000.

Section 16(a) Beneficial Ownership Reporting Compliance

Pursuant to Section 16(a) of the Securities Exchange Act of 1934, as amended, the trustees and executive officers, and any persons holding more than 10% of a Fund’s common stock, are required to report their beneficial ownership and any changes therein to the SEC and to the Fund. Specific due dates for those reports have been established, and we are required to report herein any failure to file such reports by those due dates. Based on a review of Forms 3, 4 and 5 filed by such persons, and information provided by the trustees and officers, each of Messrs. Fisk and Gerstenhaber filed a late Form 4 reporting three transactions and Mr. Biondi filed a late Form 3.

Financial Statements and Other Information

The Fund will furnish, without charge, a copy of its annual report to any shareholder upon request. Requests should be directed to Forum Real Estate Income Fund, c/o Secretary, 240 Saint Paul Street, Suite 400, Denver, CO 80206 (telephone number (303) 501-8860).

Future Meetings; Shareholder Proposals

The Fund is generally not required to hold annual meetings of shareholders and the Fund generally does not hold a meeting of shareholders in any year unless certain specified shareholder actions such as election of trustees or approval of a new advisory agreement are required to be taken under the Investment Company Act or the Fund’s Declaration of Trust and Amended and Restated Bylaws. As such, the Fund has no policy regarding Board members’ attendance at annual meetings of security holders. By observing this practice, the Fund seeks to avoid the expenses customarily incurred in the preparation of proxy material and the holding of shareholder meetings. A shareholder desiring to submit a proposal intended to be presented at any meeting of shareholders of the Fund hereafter called should send the proposal to the Secretary of the Fund at the Fund’s principal offices within a reasonable time before the solicitation of the proxies for such meeting. Shareholders who wish to recommend a nominee for election to the Board may do so by submitting the appropriate information about the candidate to the Fund’s Secretary. The mere submission of a proposal by a shareholder does not guarantee that such proposal will be included in the proxy statement because certain rules under the federal securities laws must be complied with before inclusion of the proposal is required. Also, the submission does not mean that the proposal will be presented at the meeting. For a shareholder proposal to be considered at a shareholder meeting, it must be a proper matter for consideration under Delaware law.

By Order of the Board of Trustees,

/s/ Derek Mullins
Derek Mullins
Chief Financial Officer and Treasurer

Form of Consent of Shareholder

FORUM REAL ESTATE INCOME FUND

CONSENT OF SHAREHOLDER

THIS CONSENT IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned, being a shareholder of Forum Real Estate Income Fund (formerly, Forum CRE Income Fund) (the “Fund”), (i) acknowledges receipt of the Notice of Solicitation of Consents and the accompanying Consent Solicitation Statement, each dated July 11, 2022, and (ii) votes all of its shares of the Fund in the manner designated below.

This consent, when properly executed, will be voted in accordance with the specifications made herein.

The Board of Trustees of the Fund recommends that all shareholders CONSENT TO APPROVE each of the proposals set forth below. Please carefully review the Consent Solicitation Statement delivered with this consent.

Proposal 1(a): Adoption of a fundamental policy to conduct periodic repurchases of the Fund’s outstanding shares, in accordance with Rule 23c-3 under the Investment Company Act of 1940, as amended (the “Investment Company Act”).

Please specify your vote by an “X” in the appropriate space below.

Consent	☐	Consent Withheld	☐	Abstain	☐

Proposal 1(b): Amendment of the Fund’s fundamental policy with respect to making loans to allow the Fund to make loans to the fullest extent permitted by applicable law, including the Investment Company Act

Please specify your vote by an “X” in the appropriate space below.

Consent	☐	Consent Withheld	☐	Abstain	☐

Proposal 2. To approve an amended and restated Investment Management Agreement with Forum Capital Advisors LLC, the Fund’s investment adviser.

Please specify your vote by an “X” in the appropriate space below.

Consent	☐	Consent Withheld	☐	Abstain	☐

Proposal 3. To approve the Sub-Advisory Agreement with Janus Henderson Investors US LLC, the Fund’s current investment consultant.

Please specify your vote by an “X” in the appropriate space below.

Consent	☐	Consent Withheld	☐	Abstain	☐

Proposal 4. To elect Darren Fisk as an interested Trustee of the Fund and each of David Gerstenhaber, Julie Cooling and Brien Biondi as an independent trustee of the Fund, each for an indefinite term.

Please specify your vote by an “X” in the appropriate space below.

a. Election of Darren Fisk as interested trustee

Consent	☐	Consent Withheld	☐

b. Election of David Gerstenhaber as an independent trustee

Consent	☐	Consent Withheld	☐

c. Election of Brien Biondi as an independent trustee

Consent	☐	Consent Withheld	☐

d. Election of Julie Cooling as an independent trustee

Consent	☐	Consent Withheld	☐

Please complete, sign, and date this written consent and return it to the Secretary of the Fund at or before 4:00 p.m., Mountain Time, on July 31, 2022. This consent may be delivered by mail to Forum Real Estate Income Fund, 240 Saint Paul Street, Suite 400, Denver, CO 20206, Attention: Secretary, or by email to investorrelations@forumcapadvisors.com or by fax to 303.296.4212.

SHAREHOLDER

By:
Name:
Title:

Date:	____________, 2022

ATTACHMENT A

FORUM REAL ESTATE INCOME FUND

(formerly, Forum CRE Income Fund)

AMENDED AND RESTATED

INVESTMENT MANAGEMENT AGREEMENT

THIS AGREEMENT made as of [●], 2022 by and between Forum Real Estate Income Fund (formerly, Forum CRE Income Fund), a Delaware statutory trust, with its principal office and place of business at 240 Saint Paul Street, Suite 400, Denver, CO 80206 (the “Fund”), and Forum Capital Advisors, LLC, a Delaware limited liability company, with its principal office and place of business at 240 Saint Paul Street, Suite 400, Denver, CO 80206 (the “Adviser”).

WHEREAS, the Fund and the Adviser are currently parties to an Investment Management Agreement dated April 26, 2021 (the “Original Agreement”);

WHEREAS, the parties desire to amend and restate the Original Agreement in its entirety with this Agreement as of the date first written above;

WHEREAS, the Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”) as a closed-end management investment company;

WHEREAS, the Adviser is registered under the Investment Advisers Act of 1940, as amended (the “Advisers Act”), as an investment adviser and is engaged in the business of rendering investment advice and investment management services as an independent contractor; and

WHEREAS, the Fund desires that the Adviser perform investment advisory services for the Fund and the Adviser is willing to provide those services on the terms and conditions set forth in this Agreement;

NOW THEREFORE, for and in consideration of the mutual covenants and agreements contained herein, the Fund and the Adviser hereby agree as follows:

SECTION 1. APPOINTMENT; DELIVERY OF DOCUMENTS

(a) The Fund hereby appoints the Adviser, subject to the direction and oversight of the Fund’s Board of Trustees (“Board”), to manage the investment and reinvestment of the assets of the Fund and to provide other services as specified herein. The Adviser accepts this appointment and agrees to render its services for the compensation set forth herein. The Adviser shall for all purposes herein be an independent contractor and shall, unless otherwise expressly provided or authorized, have no authority to act for or be an agent of the Fund.

(b) In connection therewith, the Fund has delivered to the Adviser copies of: (i) the Fund’s Amended and Restated Agreement and Declaration of Trust and Amended and Restated By-laws (collectively, as currently in effect and as amended from time to time, “Organizational Documents”); (ii) the Fund’s registration statement and all amendments thereto filed with the U.S. Securities and Exchange Commission (“SEC”) pursuant to the Securities Act of 1933, as amended (the “Securities Act”), or the 1940 Act (the “Registration Statement”); (iii) the Fund’s current Prospectus and Statement of Additional Information (collectively, as currently in effect and as amended or supplemented, the “Offering Documents”); (iv) any shareholder service plan, distribution plan or similar documents adopted by the Fund with respect to the Fund; and (v) all written policies and procedures adopted by the Fund that are relevant to the services provided by the Adviser (collectively, as currently in effect and as amended for time to time, the “Procedures”).

The Fund shall deliver to the Adviser: (vi) a certified copy of the resolution of the Board, including a majority of the Trustees who are not interested persons, appointing the Adviser and any investment sub-adviser (each a “Sub-Adviser”) and approving this Agreement and any sub-advisory agreement relating to the Fund (each, a “Sub-Advisory Agreement”); (vii) a certified copy of the resolutions of the Fund’s shareholder(s), if applicable, approving this Agreement and any Sub-Advisory Agreement; (viii) a copy of all proxy statements and related materials relating to the Fund; (ix) a certified copy of the resolution of the Board electing the officers of the Fund; and (x) any other documents, materials or information that the Adviser shall reasonably request to enable it to perform its duties pursuant to this Agreement. The Fund shall furnish the Adviser with all amendments of or supplements to the foregoing except, in the case of item (x), the Fund shall provide only those amendments or supplements requested.

(c) The Adviser has delivered to the Fund a copy of its: (i) Form ADV as most recently filed with the SEC, (ii) code of ethics complying with the requirements of Rule 17j-1 under the 1940 Act (the “Code”) and (iii) compliance policies and procedures adopted and implemented by the Adviser pursuant to Rule 206(4)-7 under the Advisers Act (such compliance policies and procedures, collectively, the “Compliance Manual”). The Fund acknowledges receipt of the Adviser’s Form ADV, Code, and Compliance Manual. The Adviser shall promptly furnish the Fund with all amendments of or supplements to the foregoing.

SECTION 2. DUTIES OF THE FUND

In order for the Adviser to perform the services required by this Agreement, the Fund: (i) shall cause all service providers to the Fund to furnish information to the Adviser and to assist the Adviser as may be reasonably requested by the Adviser; and (ii) shall ensure that the Adviser has reasonable access to all records and documents maintained by the Fund or any service provider to the Fund.

SECTION 3. DUTIES OF THE ADVISER

Subject to the delegation of any of the following duties to one or more persons as permitted by Section 11 of this Agreement, the Adviser, at its own expense, shall render the following services to the Fund:

(a) The Adviser shall assume all investment duties and have full discretionary power and authority with respect to the investment of the assets of the Fund. Without limiting the generality of the foregoing, the Adviser shall, with respect to the assets of the Fund: (i) obtain and evaluate such information and advice relating to the economy, securities markets, and securities and other investments as it deems necessary or useful to discharge its duties hereunder; (ii) continuously invest Fund assets in a manner set forth in the Offering Documents and the Registration Statement and the Procedures (the Offering Documents, the Registration Statement and the Procedures, collectively, the “Governing Documents”), and any other written guidelines or restrictions agreed to in writing by the Fund and the Adviser that are not inconsistent with the Governing Documents (the “Adviser Guidelines”), each as promptly provided to the Adviser by the Fund; (iii) determine the securities and other investments to be purchased, sold or otherwise disposed of and the timing of such purchases, sales and dispositions; (iv) consistent with the disclosure in the Offering Documents, invest all or a portion of the Fund’s assets in unregistered investment funds (“Investment Funds”); (v) to the extent applicable, vote all proxies for securities and exercise all other voting rights with respect to such securities in accordance with such proxy voting policies and procedures approved by the Board; (vi) promptly issue settlement instructions to custodians designated by the Fund, where applicable; (vii) evaluate the credit worthiness of securities dealers, banks and other entities with which the Fund may engage in repurchase agreements and monitor the status of such agreements, where applicable; and (viii) take such further action, including, to the extent applicable, the placing of purchase and sale orders, selecting broker-dealers to execute, clear or settle such orders on behalf of the Fund, opening, maintaining and closing trading accounts in the name of the Fund, and executing for the Fund, as its agent and attorney-in-fact, standard dealer or institutional customer agreements with broker-dealers, each as the Adviser shall deem necessary or appropriate, in its sole discretion, to carry out its duties under this Agreement.

Subject to the supervision of the Board, the Adviser shall have full discretion and authority to enter into agreements with the Investment Funds to irrevocably forego the Fund’s right to vote its interests or shares of the Investment Funds.

(b) In effecting transactions on behalf of the Fund, to the extent that the Adviser uses a broker-dealer to effect a transaction, the Adviser’s primary consideration shall be to seek best execution, where applicable. In selecting broker-dealers to execute transactions (where applicable), the Adviser may take the following, among other things, into consideration: the best net price available; the reliability, integrity and financial condition of the broker-dealer; the size of and the difficulty in executing the order; and the full range of brokerage services offered by the broker-dealer. The execution price of a transaction may be less favorable than that available from another broker-dealer if the difference is reasonably justified by other aspects of the execution services offered.

Consistent with Section 28(e) of the Securities Exchange Act of 1934, as amended (the “1934 Act”) and applicable regulations and interpretations, the Adviser may allocate brokerage on behalf of the Fund to a broker-dealer who provide research services to the Fund and/or other accounts over which the Adviser or any of its affiliated persons exercise investment discretion. Subject to compliance with Section 28(e) and where applicable, the Adviser may cause the Fund to pay to a broker-dealer who provides research services a commission that exceeds the commission the Fund might have paid to a different broker-dealer for the same transaction if the Adviser determines, in good faith, that such amount of commission is reasonable in relationship to the value of such brokerage or research services provided viewed in terms of that particular transaction or the Adviser’s overall responsibilities to the Fund or its other advisory clients.

The Adviser may aggregate sales and purchase orders of the assets of the Fund, where applicable, with similar orders being made simultaneously for other accounts advised by the Adviser or its affiliated persons. Whenever aggregating sales and purchase orders of the Fund with similar orders for other accounts advised by the Adviser or its affiliates, the orders shall be allocated as to price and amount among all such accounts in a manner believed to be equitable to the Fund and such other accounts.

(c) The Adviser shall report to the Board at each meeting thereof as requested by the Board all material changes in the Fund since the prior report, and shall also keep the Board informed of important developments affecting the Fund and the Adviser, and on its own initiative, or as requested by the Board, shall furnish the Board from time to time with such information as the Adviser may believe appropriate for this purpose, whether concerning the individual investments comprising the Fund’s portfolio, including but not limited to the investments in Investment Funds, the performance of the Fund’s portfolio and the underlying Investment Funds, the investment strategies and holdings of the Investment Funds, or otherwise. The Adviser shall also furnish the Board with such available statistical and analytical information with respect to investments of the Fund, including but not limited to the underlying Investment Funds, as the Adviser may believe appropriate or as the Board reasonably may request. In providing investment advisory services pursuant to this Agreement, the Adviser shall comply with: (i) the Policies, the Registration Statement, the Fund’s objective, investment policies, and investment restrictions as set forth in the Offering Documents, the Adviser Guidelines, and the Procedures, each as promptly provided to the Adviser by the Fund; (ii) the 1940 Act; (iii) the Advisers Act; (iv) the Securities Act; (v) the 1934 Act; (vi) the Internal Revenue Code of 1986, as amended; and (vii) other applicable laws.

(d) The Adviser may from time to time employ, consult or associate with such persons as the Adviser believes to be particularly fitted to assist in the execution of the Adviser’s duties hereunder, the cost of performance of such duties to be borne and paid by the Adviser. No obligation may be incurred on the Fund’s behalf in any such respect.

(e) The Adviser shall report to the Board all matters related to the Adviser that are material to the Adviser’s performance of this Agreement. The Adviser shall notify the Fund as soon as reasonably practicable, and where possible, in advance of any change of control of the Adviser and any changes in the key personnel who are either the portfolio manager(s) of the Fund or senior management of the Adviser.

(f) The Adviser shall maintain the Compliance Manual that includes written policies and procedures reasonably designed to prevent violations of the federal securities laws as defined in Rule 38a-1 under the 1940 Act (“Federal Securities Laws”) as they relate to the Fund, and shall appoint persons to administer the policies and procedures who have the requisite level of skill and competence required to effectively discharge the administration of such policies and procedures.

(g) The Adviser shall provide the Fund’s chief compliance officer (the “CCO”), upon reasonable request, with direct access to the Adviser’s chief compliance officer and, upon reasonable request, shall provide the CCO, at its own expense, with information the CCO reasonably believes is required to administer the Fund’s compliance program implemented pursuant to Rule 38a-1 under the 1940 Act including, without limitation: (i) periodic reports/certifications regarding the Adviser’s compliance with the Federal Securities Laws and the Adviser’s compliance program as set forth in the Compliance Manual; and (ii) special reports in the event of any Material Compliance Matter (as defined in Rule 38a-1 under the 1940 Act). Upon the written request of the Fund, the Adviser shall also permit the Fund or its representatives to examine the reports required to be made to the Adviser under the Code.

(h) The Adviser shall maintain, or cause to be maintained, records relating to its duties hereunder (including portfolio transactions and placing and allocation of brokerage orders) as are required to be maintained by the Fund under the 1940 Act. The Adviser shall prepare and maintain, or cause to be prepared and maintained, in such form, for such periods and in such locations as may be required by applicable law, all documents and records relating to the services provided by the Adviser pursuant to this Agreement required to be prepared and maintained by the Adviser or the Fund pursuant to applicable law. To the extent required by applicable law, the books and records pertaining to the Fund which are in possession of the Adviser shall be the property of the Fund (the “Fund Records”). The Fund, or its representatives, shall have access to such books and records at all times during the Adviser’s normal business hours. Upon the reasonable request of the Fund, copies of any such books and records shall be provided promptly by the Adviser to the Fund or its representatives.

(i) The Adviser shall cooperate with the Fund’s independent public accountants and shall take reasonable action to make all necessary information available to those accountants for the performance of the accountants’ duties.

(j) The Adviser shall provide the Fund’s custodian and fund accountant with such information relating to all transactions concerning the Fund’s assets and liabilities as the Fund’s custodian and fund accountant may reasonably require, including but not limited to information required to be provided under the Fund’s Valuation and NAV Error Correction Procedures, provided, however, the Adviser shall not be deemed to be the pricing agent for the Fund.

(k) Except as permitted by the Procedures, the Adviser shall not disclose and shall treat confidentially all information specifically relating to the Fund’s investments including, without limitation, the identification and market value or other pricing information of any and all portfolio securities or other investments held by the Fund, and any and all trades effected for the Fund (including past, pending and proposed trades). The foregoing shall not in any way restrict the Adviser’s ability to disclose information relating to Fund assets to the extent that such assets are held in other accounts managed or advised by the Adviser.

(l) The Adviser shall, consistent with the Procedures: (i) cooperate with and provide reasonable assistance to the Fund’s administrator, custodian, fund accountant transfer agent and pricing agents and all other agents and representatives of the Fund; (ii) provide such persons with Fund data as they may reasonably deem necessary to the performance of their obligations to the Fund; and (iii) maintain any appropriate interfaces with each so as to promote the efficient exchange of information.

SECTION 4. COMPENSATION

(a) In consideration of the foregoing, the Fund shall pay the Adviser a management fee that is calculated and payable monthly in arrears at the annual rate of 1.50% of the Fund’s average daily net assets. Compensation will be paid to the Adviser before giving effect to any repurchase of beneficial interests in the Fund effective as of that date. The Advisory Fee shall be accrued monthly and paid monthly in arrears by the Fund no later than the fifteenth day of each calendar month for services performed hereunder during the prior calendar month. If the Advisory Fee begins to accrue in the middle of a month or if this Agreement terminates before the end of any month, the Advisory Fee to be received by the Adviser for the period from that date to the end of that month or from the beginning of that month to the date of termination, as the case may be, shall be prorated based on the number of days the Agreement is in effect during that month as a percentage of the total number of days in that month. Upon the termination of this Agreement, the Fund shall pay to the Adviser such compensation as shall be payable prior to the effective date of termination.

(b) The Adviser shall reimburse expenses of the Fund or waive its Advisory Fee to the extent necessary to maintain the Fund’s expense ratio at an agreed-upon amount for a period of time specified in a separate expense limitation agreement (“Expense Limitation Agreement”). The Adviser’s reimbursement of the Fund’s expenses shall be estimated and paid to the Fund monthly in arrears, at the same time as the Fund’s payment to the Adviser for such month. Any such reductions made by the Adviser in its fees or payment of expenses which are the Fund’s obligation may be subject to reimbursement by the Fund consistent with the terms of the Expense Limitation Agreement.

(c) The fee payable to the Adviser under this Agreement may be reduced to the extent of any receivable owed by the Adviser to the Fund (provided that such obligation is not subject to a good faith dispute) or as required under any operating expense limitation agreement applicable to the Fund.

(d) No fee shall be payable hereunder with respect to that portion of Fund assets which are invested in any other account or other investment company for which the Adviser serves as investment adviser or sub-adviser and for which the Adviser already receives an advisory fee.

SECTION 5. EXPENSES

(a) The Adviser shall pay its own expenses in connection with rendering the services to be provided by it pursuant to this Agreement. In addition, the Adviser shall be responsible for: (i) the costs of any special Board meetings or shareholder meetings convened for the primary benefit of, and specifically requested by, the Adviser (unless such cost is otherwise allocated by the Board); (ii) any costs of liquidating or reorganizing the Fund if the liquidation or reorganization is made at the request of the Adviser (unless such cost is otherwise allocated by the Board); (iii) amendments to the Registration Statement (other than amendments implemented in connection with the annual Registration Statement update) or supplements to the Offering Documents as specifically requested by the Adviser (collectively, “Updates”) (unless such cost is otherwise allocated by the Board); and (iv) the dissemination of such Updates (unless such cost is otherwise allocated by the Board).

(b) The Fund shall be responsible for and assumes the obligation for payment of all of its expenses not specifically waived, assumed or agreed to be paid by the Adviser, including but not limited to: (i) the Advisory Fee payable under this Agreement; (ii) the fees payable to an administrator under an agreement between the administrator and the Fund; (iii) expenses of issuance, transfer, repurchase and redemption of Fund shares (including tender offer expenses); (iv) real estate transaction related expenses, investment related expenses, including interest charges, taxes, brokerage fees and commissions, dividends on short sales, legal, tax, and accounting, and other due diligence expenses, and professional fees related to investments, including expenses of consultants, investment bankers, attorneys, tax advisors, and other experts, and all other fees and expenses incurred in connection with borrowings or the acquisition, holding, and disposition of securities and other investments; (v) premiums of all insurance policies for the Fund, its Trustees and officers, and fidelity bond premiums; (vi) fees and expenses of third parties, including the Fund’s independent public accountant, tax consultant, custodian, transfer agent, dividend disbursing agent and fund accountant; (vii) fees of pricing, interest, dividend, credit and other reporting services; (viii) costs of membership in trade associations; (ix) acquired fund fees and expenses (as such term is used in Form N-2); (x) telecommunication and transmission expenses, including costs and charges for equipment of services used in communicating information regarding the Fund’s transactions among the Adviser and any custodian or agent engaged by the Fund; (xi) auditing, legal and compliance expenses, including those expenses associated with preparing the Fund’s public filings, attending and preparing for Board meetings, and generally serving as counsel to the Fund, and external accounting expenses, including fees and disbursements and expenses related to the annual audit of the Fund and the preparation of the Fund’s tax information; (xii) costs of forming the Fund and maintaining its existence (including corporate and organization expenses); (xiii) costs of preparing, filing, printing and mailing the Fund’s Offering Documents, subscription application forms and shareholder reports, including proxy statements, and other communications and delivering them to shareholders, whether of record or beneficial; (xiv) expenses of meetings of shareholders and proxy solicitations therefor; (xv) costs of maintaining books of original entry for portfolio and fund accounting and other required books and accounts, of calculating the net asset value of shares (including third-party or valuation services costs), and of preparing tax returns, and all federal, state, and local taxes; (xvi) costs of reproduction, stationery, supplies and postage; (xvii) fees and expenses of the Fund’s Trustees and officers; (xviii) costs of Board, Board committee and other corporate meetings; (xix) SEC registration fees and related expenses; (xx) state, territory or foreign securities laws registration or notification fees and related expenses; (xxi) all fees and expenses paid by the Fund in accordance with any distribution or shareholder service plan or similar agreement or plan; (xxii) fees and expenses of the Fund’s Chief Financial Officer and Chief Compliance Officer, and (xxiii) all other expenses incurred by the Fund in connection with administering the Fund’s business, including the cost of any third-party service providers engaged to assist the Adviser, and costs of its operations including any expenses incurred outside the ordinary course of business, and extraordinary and non-reoccurring expenses including litigation, arbitration, mediation, governmental investigation or similar proceedings, claims and indemnification obligations to its Trustees, officers, and service providers, except as herein otherwise prescribed.

(c) To the extent that the Adviser pays fees, in addition to any distribution or servicing fees paid by the Fund, to a third party, including without limitation banks, broker-dealers, financial advisors, or pension administrators, for sub-administration, sub-transfer agency or any other servicing or distribution services, the Adviser shall report such payments (and to which third parties) regularly to the Fund.

SECTION 6. STANDARD OF CARE

(a) The Adviser shall not be liable hereunder to the Fund or any of the Fund’s shareholders for any mistake of judgment or mistake of law, for any loss arising out of any investment, or for any act or omission taken or in any event whatsoever in the absence of: (i) bad faith, willful misfeasance or gross negligence in the performance of the Adviser’s duties or obligations under this Agreement or (ii) the Adviser’s reckless disregard of its duties and obligations under this Agreement. The Adviser acknowledges that federal and certain state securities laws impose liabilities under certain circumstances on persons who act in good faith and, therefore, nothing herein shall in any way constitute a waiver or limitation of any rights which the Fund or the Fund’s shareholders may have under applicable federal or state securities laws.

(b) The Adviser shall not be liable to Fund or the Fund’s shareholders for the errors of other service providers to the Fund, including the errors of pricing services, the administrator, the Fund accountant, the custodian or the transfer agent to the Fund unless such errors arise from the Adviser providing false or misleading information to such service providers. The Adviser shall not be liable to the Fund or any of the Fund’s shareholders for any action taken or failure to act in good faith reliance upon: (i) information, instructions or requests, whether oral or written, with respect to the Fund made to the Adviser by a duly authorized officer of the Fund (other than a duly authorized Fund officer that is also a member of, affiliated with or interested person of the Adviser, its affiliates, or successors thereto; (ii) the advice of counsel to the Fund; and (iii) any written instruction or certified copy of any resolution of the Board or any agent of the Board.

(c) The Adviser shall not be responsible or liable for any failure or delay in performance of its obligations under this Agreement arising out of or caused, directly or indirectly, by circumstances beyond its reasonable control including, without limitation, acts of civil or military authority, national emergencies, labor difficulties (other than those related to the Adviser’s employees), fire, mechanical breakdowns, flood or catastrophe, acts of God, insurrection, war, riots or failure of the mails, transportation, communication or power supply.

SECTION 7. INDEMNIFICATION

(a) The Adviser shall indemnify the Fund and its officers, directors, employees, affiliates and agents (each, a “Fund Indemnitee”) for, and shall defend and hold each Fund Indemnitee harmless from, all losses, costs, damages and expenses (including reasonable legal fees) (collectively, the “Losses”) incurred by the Fund Indemnitee and arising from or in connection with the performance of this Agreement or an Investment Sub-Management Agreement and resulting from the Adviser’s bad faith, willful misfeasance, or gross negligence in the performance of its duties under this Agreement or an Investment Sub-Management Agreement, the Adviser’s reckless disregard of its duties or obligations under this Agreement or an Investment Sub-Management Agreement, or the breach of its fiduciary duty to the Fund under federal securities laws or state laws; provided, however, no such indemnification shall be required to the extent that the Losses result from the Fund’s bad faith, willful misfeasance, or gross negligence in the performance of its duties under this Agreement or the Fund’s reckless disregard of its duties or obligations under this Agreement.

(b) The Fund shall indemnify the Adviser, its officers, directors, employees, affiliates and agents (each, an “Adviser Indemnitee”) for, and shall defend and hold each Adviser Indemnitee harmless from all Losses incurred by the Adviser Indemnitee and arising from or in connection with the performance of its duties under this Agreement; provided, however, no such indemnification shall be required to the extent that the Losses result from the Adviser’s bad faith, willful misfeasance, or gross negligence in the performance of its duties under this Agreement or an Investment Sub-Management Agreement, the Adviser’s reckless disregard of its duties or obligations under this Agreement or an Investment Sub-Management Agreement, or the Adviser’s breach of its fiduciary duty under federal securities laws and state law.

(c) Upon the assertion of a claim for which a party may be required to indemnify an Fund Indemnitee or an Adviser Indemnity (each, an “Indemnitee”), the Indemnitee must promptly notify the indemnifying party of such assertion, and shall keep the indemnifying party advised with respect to all developments concerning such claim. The indemnifying party shall have the option to participate with the Indemnitee in the defense of such claim or to defend against said claim in its own name or in the name of the Indemnitee. The Indemnitee shall in no case confess any claim or make any compromise in any case in which the indemnifying party may be required to indemnify it except with the indemnifying party’s prior written consent, which shall not be unreasonably withheld, conditioned or delayed; notwithstanding Sections 7(a) and 7(b) hereof, in the event the Indemnitee has not secured such consent from the indemnifying party, the indemnifying party shall have no obligation to indemnify the Indemnitee.

SECTION 8. EFFECTIVENESS, DURATION AND TERMINATION

(a) This Agreement shall become effective as of [●], 2022 after approval (i) by a vote of the majority of those Trustees of the Fund who are not parties to this Agreement or interested persons of such party (other than as Trustees of the Fund) cast in person at a meeting called for the purpose of voting on the Agreement, and (ii) if required by the 1940 Act or applicable SEC staff interpretations thereof, by vote of a majority of the Fund’s outstanding voting securities.

(b) This Agreement shall remain in effect for a period of two years from the effective date and shall continue in effect for successive annual periods thereafter; provided, however, that such continuance is specifically approved at least annually: (i) by the Board or by the vote of a majority of the outstanding voting securities of the Fund, and, in either case; (ii) by a majority of the Fund’s Trustees who are not parties to this Agreement or interested persons of any such party (other than as Trustees of the Fund) by votes cast in person at a meeting called for the purpose of voting on such approval; provided, however, that if the continuation of this Agreement is not approved, the Adviser may continue to render the services described herein in the manner and to the extent permitted by applicable law.

(c) This Agreement may be terminated immediately by the Fund if the Board, in its reasonable discretion and having due regard to the protection of investors and to the effectuation of the policies declared in section 1(b) of the 1940 Act, find that the services being rendered by the Adviser under this Agreement, fail in a material way to provide responsible management to the Fund as reasonably expected by an investment adviser, as defined in the Advisers Act; provided that the Adviser shall have the opportunity, within ten days of receipt of a written notice describing any such failure and the reasons therefor in reasonable detail, to cure the failure that is the subject of such notice.

(d) This Agreement may also be terminated at any time, without the payment of any penalty: (i) by the Board or by a vote of a majority of the outstanding voting securities of the Fund on sixty days’ written notice to the Adviser; or (ii) by the Adviser on sixty days’ written notice to the Fund. This Agreement shall terminate immediately upon its assignment.

SECTION 9. ACTIVITIES OF THE ADVISER

Except to the extent necessary to perform its obligations hereunder, nothing herein shall be deemed to limit or restrict the Adviser’s right, or the right of any of the Adviser’s directors, officers or employees to engage in any other business or to devote time and attention to the management or other aspects of any other business, whether of a similar or dissimilar nature, or to render services of any kind to any other person.

SECTION 10. REPRESENTATIONS OF ADVISER

The Adviser represents and warrants that it: (i) is registered as an investment adviser under the Advisers Act (and shall continue to be so registered for so long as this Agreement remains in effect); (ii) is not prohibited by the 1940 Act or the Advisers Act from performing the services contemplated by this Agreement; (iii) has met, and shall seek to continue to meet for so long as this Agreement remains in effect, any other applicable federal or state requirements, or the applicable requirements of any self-regulatory agency, necessary to be met in order to perform the services contemplated by this Agreement; (iv) shall promptly notify the Fund of the occurrence of any event that would disqualify the Adviser from serving as an investment adviser of an investment company pursuant to Section 9(a) of the 1940 Act or otherwise; (v) shall promptly notify the Fund if the Adviser is the subject of an administrative proceeding or enforcement action by the SEC or other regulatory authority; (vi) shall promptly notify the Fund of any material fact known to the Adviser regarding or relating to the Adviser that would make any written information provided to the Fund materially inaccurate or incomplete or if any written information becomes untrue in any material respect; (vii) shall promptly notify the Fund if the Adviser suffers a material adverse change in its business that would materially impair its ability to perform its duties under the Agreement; (viii) has adopted and implemented (and shall continue to maintain and implement for so long as this Agreement remains in effect) a Code that complies with the requirements of Rule 17j-1 under the 1940 Act; and (ix) it has adopted and implemented (and shall continue to maintain and implement for so long as this Agreement remains in effect) policies and procedures reasonably designed to prevent violations of Federal Securities Laws by the Adviser, its employees, officers, and agents as may be required by Rule 206(4)-7 under the Adviser Act. For purposes of this paragraph, a “material adverse change” shall include, but shall not be limited to, a material loss of assets or accounts under management or the departure of senior investment professionals to the extent such professions are not replaced promptly with professions of comparable experience and quality.

SECTION 11. SUB-ADVISERS

(a) At its own expense, the Adviser may carry out any of its obligations under this Agreement by employing, subject to the approval, direction and control of the Board, one or more Sub-Advisers who are registered as investment advisers pursuant to the Advisers Act. The Adviser shall: (i) evaluate, select and recommend Sub-Advisers to manage all or a portion of the Fund’s assets; (ii) allocate and, when appropriate, reallocate the Fund’s assets among multiple Sub-Advisers; (iii) terminate any Sub-Adviser; (iv) monitor and evaluate each Sub-Adviser’s performance; and (v) implement procedures reasonable designed to help ensure that Sub-Advisers, in providing services to the Fund, comply with the Fund’s investment objective, investment policies, and investment restrictions documented in the Registration Statement, the Adviser Guidelines, and the Procedures, each as provided to the Adviser by the Fund; the 1940 Act; the Advisers Act, the Securities Act; the 1934 Act; the Internal Revenue Code of 1986, as amended; and other applicable laws. Despite the Advisor’s ability to employ Sub-Advisers to perform the duties set forth in Section 3 of this Agreement, the Adviser shall retain overall supervisory responsibility for the general management and investment of the Fund’s assets.

(b) The Adviser shall be liable under this Agreement: (i) for its failure to exercise good faith in the employment of a Sub-Adviser; (ii) for its failure to exercise appropriate supervision of a Sub-Adviser; and (iii) as may be otherwise agreed by the Fund and the Adviser in writing.

(c) Subject to the review and approval of the Board, the Adviser may (i) enter into and amend investment sub-management agreements with new or current Sub-Advisers; and (ii) replace any Sub-Adviser.

(d) Each Sub-Adviser’s employment shall be evidenced by a separate written agreement approved by the Board and, to the extent required by law or regulation, by the shareholders of the Fund.

SECTION 12. LIMITATION OF SHAREHOLDER AND TRUSTEE LIABILITY

The Trustees of the Fund and the shareholders of the Fund shall not be personally liable for any obligations of the Fund under this Agreement, and the Adviser agrees that, in asserting any rights or claims under this Agreement, it shall look only to the assets and property of the Fund in settlement of such rights or claims, and not to the Trustees of the Fund or the shareholders of the Fund.

SECTION 13. RIGHTS TO NAME

(a) If the Adviser ceases to act as investment adviser to the Fund, each of whose name includes the term “Forum” (the “Mark”) or, if the Adviser requests in writing, the Fund shall take prompt action to change the name of the Fund to a name that does not include the Mark or any variation thereof. In its sole discretion, the Adviser may from time to time make available, without charge, for use by the Fund other marks or symbols owned by the Adviser, including marks or symbols containing the Mark or any variation thereof, as the Adviser deems appropriate (“Other Marks”). Upon the Adviser’s written request, the Fund shall cease to use any Mark or Other Marks. The Fund acknowledges that any rights in the Mark and Other Marks which may exist on the date of this Agreement or arise hereafter are, and under any and all circumstances shall continue to be, the sole property of the Adviser. The Adviser may permit other parties, including other investment companies, to use the Marks and Other Marks without the consent of or notice to the Fund. The Fund shall not use the Mark or Other Marks in conducting any business other than that of an investment company registered under the 1940 Act without the consent of the Adviser.

(b) Except as reasonably required to perform, or as appropriate in the performance of its duties, obligations and rights pursuant to this Agreement, the Adviser shall not use the name of the Fund on any checks, bank drafts, bank statements or forms for other than internal use in a manner not approved by the Fund prior thereto in writing; provided however, that the approval of the Fund shall not be required for uses of the Fund’s name which merely refer in accurate and factual terms to the Fund in connection with Adviser’s role hereunder or which is required by any appropriate regulatory, governmental or judicial authority; and further provided that in no event shall such approval be unreasonably withheld or delayed.

SECTION 14: AFFILIATIONS OF PARTIES

Subject to and in accordance with the Organizational Documents, the governing documents of the Adviser, and the 1940 Act: (a) the Trustees, officers, or agents of the Fund or shareholders of the Fund are or may be interested in the Adviser or any successor thereof as directors, officers, shareholders or otherwise; (b) the directors, officers, agents, shareholders of the Adviser are or may be interested in the Fund as Trustees or officers of the Fund, shareholders of the Fund or otherwise; and (c) the Adviser or any successor and its affiliated persons are or may be interested in the Fund as shareholders of the Fund or otherwise. Such a relationship shall be governed by the aforementioned governing instruments.

SECTION 15. CONFIDENTIALITY

(a) Except as expressly provided otherwise herein, a party shall, during the term of this Agreement: (i) use a level of care no less rigorous than that taken to protect its own non-public information (“Confidential Information”) of a similar nature (but in no event less than a reasonable level of care) to keep confidential, and to prevent any unauthorized disclosure of, any Confidential Information of the other party, (ii) use such Confidential Information only in connection with this Agreement, (iii) not make any commercial use of such Confidential Information for the benefit of itself or any third party beyond the scope of this Agreement, and (iv) except where permitted by law, order, or demand of any governmental or regulatory authority, or as required or permitted by this Agreement, not make any such Confidential Information, or parts thereof, available to any third party. If any party receives a request or demand from a third party to inspect any documents or other hard or electronic materials containing Confidential Information, the party receiving such a request or demand shall endeavor to notify the applicable party and to secure instructions to produce the requested confidential information from that party or an authorized person of that party.

(b) Each party shall notify the other party promptly if the other party’s confidential information is disclosed in violation of the provisions of this Agreement or is otherwise lost or unaccounted for. Each party shall have the right to disclose another party’s confidential information to its employees, officers, directors, advisers, attorneys, consultants, vendors, affiliates, and third party service providers (the “Representatives”) who have an obligation to keep such confidential information confidential in accordance with the terms of this Agreement or substantially similar terms. Each Party shall be liable for a breach of confidentiality by its Representatives.

(c) The Fund consents to the disclosure by the Adviser to third parties of its investment results from management of Fund assets: (i) as part of composite investment results; or (ii) otherwise, if approved in advanced by the Fund, which such approval shall not be unreasonably withheld. Each Party consents to the disclosure to third parties of its relationship with the other Party, including the value of Fund assets, collectively, managed by the Adviser from time to time.

SECTION 16. CERTIFICATIONS; DISCLOSURE CONTROLS AND PROCEDURES

The Adviser acknowledges that, in compliance with the Sarbanes-Oxley Act of 2002 (“SOX”), and the implementing regulations thereunder, the Fund is required to make certain certifications and has adopted disclosure controls and procedures (“DCP”). To the extent reasonably requested by the Fund, the Adviser agrees to use its commercially reasonable efforts to assist the Fund in complying with SOX and implementing the DCP. The Adviser agrees to inform the Fund of any material developments relating to the services it provided under this Agreement that the Adviser reasonably believes is relevant to the Fund’s certification obligations under SOX.

SECTION 17. MISCELLANEOUS

(a) No provisions of this Agreement may be amended or modified in any manner except by a written agreement properly authorized and executed by both Parties hereto and, if required by the 1940 Act, by a vote of a majority of the outstanding voting securities of the Fund.

(b) Neither party to this Agreement shall be liable to the other Party for consequential damages under any provision of this Agreement.

(c) This Agreement shall be governed by, and the provisions of this Agreement shall be construed and interpreted under and in accordance with, the laws of the State of Delaware; provided, however, that applicable federal law shall apply if such law preempts relevant state law.

(d) This Agreement constitutes the entire agreement between the Parties hereto and supersedes any prior agreement between those Parties with respect to the subject matter hereof, whether oral or written.

(e) This Agreement may be executed by the Parties hereto on any number of counterparts, and all of the counterparts taken together shall be deemed to constitute one and the same instrument.

(f) If any part, term or provision of this Agreement is held to be illegal, in conflict with any law or otherwise invalid, the remaining portion or portions shall be considered severable and not be affected, and the rights and obligations of the Parties shall be construed and enforced as if the Agreement did not contain the particular part, term or provision held to be illegal or invalid.

(g) Section headings in this Agreement are included for convenience only and are not to be used to construe or interpret this Agreement.

(h) Notices, requests, instructions and communications received by the Parties at their respective principal places of business, as indicated above, or at such other address as a Party may have designated in writing, shall be deemed to have been properly given.

(i) The terms “vote of a majority of the outstanding voting securities,” “interested person,” “affiliated person,” “control” and “assignment” shall have the meanings ascribed thereto in the 1940 Act. Where the effect of a requirement of the 1940 Act reflected in any provision of this Agreement is altered by a rule, regulation or order of the SEC, whether of special or general application, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

(j) Each of the undersigned warrants and represents that they have full power and authority to sign this Agreement on behalf of the Party indicated and that their signature shall bind the Party indicated to the terms hereof and each Party hereto warrants and represents that this Agreement, when executed and delivered, shall constitute a legal, valid and binding obligation of the party, enforceable against the party in accordance with its terms, subject to bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting the rights and remedies of creditors and secured parties.

(k) The provisions of Sections 3(g)-(i), 3(k), 6, 7, the second paragraph of Section 11(a), Sections 12-13, and Sections 15-17 shall survive any termination of this Agreement.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed all as of the day and year first above written.

FORUM REAL ESTATE INCOME FUND

By:
Name:	Michael Bell
Title:	President

FORUM CAPITAL ADVISORS, LLC

By:
Name:	Darren Fisk
Title:	Chief Executive Officer

[Signature Page to Investment Management Agreement]

ATTACHMENT B

SUB-ADVISORY AGREEMENT BETWEEN
FORUM CAPITAL ADVISORS LLC
AND
JANUS HENDERSON INVESTORS US LLC

THIS SUB-ADVISORY AGREEMENT (this “Agreement”) made as of the ____ day of ________________, 2022 by and between Forum Capital Advisors LLC, a Delaware limited liability company with its principal office and place of business at 240 Saint Paul Street, Suite 400, Denver, CO 80206 (the “Adviser”) and Janus Henderson Investors US LLC formerly known as Janus Capital Management LLC, a Delaware limited liability company with its principal office and place of business at 151 Detroit Street Denver, CO80206 United States (the “Sub-Adviser”).

WHEREAS, the Adviser and the Sub-Adviser are currently parties to an Sub-Adviser Agreement dated April 26, 2021, as amended and restated on February [●] (collectively, the “Investment Consulting Agreement”).

WHEREAS, the parties desire to terminate the Investment Consulting Agreement and simultaneously enter into this Agreement as of the date first written above.

WHEREAS, Adviser has entered into an Investment Management Agreement dated the 26th day of April, 2021, (“Investment Management Agreement”) with Forum Real Estate Income Fund (formerly, Forum CRE Income Fund), a Delaware statutory trust, with its principal office and place of business at c/o Forum Capital Advisors, LLC, 240 Saint Paul Street, Suite 400, Denver, CO 80206 (the “Fund”);

WHEREAS, the Fund is registered under the Investment Company Act of 1940, as amended, (the “1940 Act”), as a closed-end, management investment company and may issue its shares of beneficial interest;

WHEREAS, pursuant to the Investment Management Agreement, and subject to the direction and control of the Board of Trustees of the Fund (the “Board”), the Adviser acts as investment adviser for the Fund;

WHEREAS, it is intended that the Fund be a third-party beneficiary under this Agreement; and

WHEREAS, Adviser desires to retain the Sub-Adviser to act as a non-discretionary sub-adviser to the Fund and to perform the services described herein for the Fund with respect to the assets of the Fund that the Adviser from time to time allocates to the Sub-Adviser on or after the date of this Agreement as set forth above (“Allocated Assets”) and Sub-Adviser is willing to provide such services on the terms and conditions set forth in this Agreement;

NOW THEREFORE, for and in consideration of the mutual covenants and agreements contained herein, the Adviser and the Sub-Adviser hereby agree as follows:

SECTION 1. APPOINTMENT; DELIVERY OF DOCUMENTS

(a) The Adviser hereby appoints Sub-Adviser, subject to the direction and control of the the Adviser and the oversight of the Board, to manage the investment and reinvestment of Allocated Assets and to provide other services as specified herein. The Sub-Adviser accepts this appointment and agrees to render its services for the compensation set forth herein.

(b) In connection therewith, the Adviser has delivered to the Sub-Adviser copies of (i) the Fund’s Amended and Restated Agreement and Declaration of Trust and Amended and Restated Bylaws, each as further amended from time to time, (ii) the Fund’s Registration Statement and all amendments thereto filed with the U.S. Securities and Exchange Commission (“SEC”) pursuant to the Securities Act of 1933, as amended (the “Securities Act”) or the 1940 Act (the “Registration Statement”), (iii) the Fund’s current Prospectus, as applicable, and Statements of Additional Information (collectively, as currently in effect and as amended or supplemented, the “Offering Documents”), (iv) each plan of distribution or similar document adopted by the Fund under the 1940 Act and each current shareholder service plan or similar document adopted by the Fund; and (v) all policies and procedures adopted by the Fund (e.g., repurchase agreement procedures, Rule 17a-7 Procedures and Rule 17e-1 Procedures), and shall promptly furnish the Sub-Adviser with all amendments of or supplements to the foregoing. The Adviser shall deliver to the Sub-Adviser: (vi) a certified copy of the resolution of the Board, including a majority of the Trustees who are not “interested persons” of the Fund, the Adviser, the Sub-Adviser, or the Fund’s distributor (as defined in the 1940 Act) appointing the Adviser and the Sub-Adviser and approving the Fund’s investment management agreement with the Adviser and this Agreement; (vii) a certified copy of the resolution of the Fund’s shareholder(s), if applicable, appointing the Adviser and the Sub-Adviser; (viii) a copy of all proxy statements and related materials relating to the Fund; and (ix) a certified copy of the resolution from the Fund and the Adviser identifying the officers of the Adviser and/or the Fund; and (x) any other documents, materials or information that the Sub-Adviser shall reasonably request to enable it to perform its duties pursuant to this Agreement.

(c) The Sub-Adviser has delivered to the Adviser and the Fund (i) a copy of its Form ADV as most recently filed with the SEC and (ii) a copy of its code of ethics complying with the requirements of Rule 17j-1 under the 1940 Act (the “Code”). The Sub-Adviser shall promptly furnish the Adviser and Fund with all amendments of or supplements to the foregoing.

SECTION 2. DUTIES OF THE ADVISER

In order for the Sub-Adviser to perform the services required by this Agreement, the Adviser shall (i) cause all service providers to the Fund to furnish information to the Sub-Adviser and assist the Sub-Adviser as may be required; (ii) ensure that the Sub-Adviser has reasonable access to all records and documents maintained by the Fund, the Adviser or any service provider to the Fund; and (iii) deliver to the Sub-Adviser all materials it provides to the Board in accordance with the Investment Management Agreement.

SECTION 3. DUTIES OF THE SUB-ADVISER

(a) The Sub-Adviser will make recommendations for the investment and reinvestment of the Allocated Assets. Both parties acknowledge that the Sub-Adviser will not have power to effect transactions on behalf of the Adviser or the Fund without the consent of the Adviser. The Sub-Adviser will not have investment discretion or have custody or control with respect to the Adviser or the Fund. The Adviser acknowledges that Sub-Adviser’s services to the Fund, including but not limited to its investment advice and recommendations, are non-discretionary. Without limiting the generality of the foregoing, the Sub-Adviser shall, with respect to the Allocated Assets: (i) obtain and evaluate such information and advice relating to the economy, securities markets, and securities and other investments as it deems necessary or useful to discharge its duties hereunder; and (ii) make purchase and sale recommendations to the Adviser regarding the Allocated Assets in a manner consistent the prospectus or other applicable guidelines, including any authorizations required by the Fund’s Investment Committee;

(b) With respect to any purchase and sale recommendations of Allocated Assets approved by the Adviser, the Sub-Adviser may on behalf of the Fund:

(i)	purchase, sell, retain, exchange, convert, redeem or otherwise deal with any asset, or enter into any other investment-related transaction, including to select brokers and dealers for execution of transactions;

(ii)	open, maintain and close accounts with broker-dealers, banks, clearing corporations and other persons, both domestic and foreign, which power shall include the authority to issue all instructions and authorizations to such persons regarding cash, securities and other property therein and to cause the Fund to pay, or authorize the payment and reimbursement of, brokerage commissions and other transaction costs;

(iii)	receive from brokerage firms and banks, confirmations, statements, and computerized transmissions regarding the Fund; and

(iv)	to take such other action, or to direct the Fund’s Custodian to take such other action, as may be necessary or desirable to carry out the purpose and intent of the foregoing.

(c) All orders for the purchase and sale of securities and derivative instruments for the Fund shall be placed in such markets, through such brokers, dealers or other parties, at such prices and at such commission rates, as the case may be, as in the good faith judgment of the Sub-Adviser is prudent; provided that such execution is consistent with this Agreement and any applicable securities laws. In selecting a broker, dealer or other party for any transaction or series of transactions, the Sub-Adviser may consider a number of factors, including, for example, net price, reputation, financial strength and stability, efficiency of execution, block trading and block positioning capabilities, willingness to execute related or unrelated difficult transactions in the future, order of call and other matters ordinarily involved in the receipt of brokerage services generally. The Adviser understands and agrees that the Sub-Adviser may effect securities transactions which cause the Fund to pay a commission in excess of the commission another broker would have charged, provided, however, that any such transaction is effected in compliance with Section 28(e) of the Securities Exchange Act of 1934, as amended, and the Sub-Adviser determines in good faith that such amount of commission is reasonable in relation to the value of brokerage services provided by such broker, viewed in terms of either the specific transaction or the Sub-Adviser’s overall responsibilities to the accounts for which the Sub-Adviser exercises investment discretion. The Adviser acknowledges that research services received in connection with the transactions for the Fund may not be used for the Fund. Conversely, research services received in connection with transactions for other accounts of the Sub-Adviser may be used for the Fund.

(d) The Adviser agrees that the Sub-Adviser may aggregate sales and purchase orders of securities held in the Fund with similar orders being made simultaneously for other accounts managed by the Sub-Adviser or its affiliates if, in the Sub-Adviser’s reasonable judgment, such aggregation shall result in an overall economic benefit to the Fund. The Adviser acknowledges that the Sub-Adviser’s determination of such economic benefit to the Fund is based on an evaluation that the Fund is benefited by relatively better purchase or sales prices, lower commission or other transaction expenses and beneficial timing of transactions, or a combination of these and other like or unlike factors. When aggregate sales and purchase orders occur, the objective of the Sub-Adviser (and any of its affiliates involved in such transactions) shall be to allocate the executions among the accounts managed by the Sub-Adviser or its affiliates in a manner believed by the Sub-Adviser or its affiliates to be fair and equitable for all accounts involved.

(e) The Sub-Adviser will report to the Board at each meeting thereof as reasonably requested by the Adviser or the Board all material changes in the Fund since the prior report, and will also keep the Board informed of important developments affecting the Fund and the Sub-Adviser, and on its own initiative, or as reasonably requested by the Adviser or the Board, will furnish the Board from time to time with such information as the Sub-Adviser may believe appropriate for this purpose, whether concerning the individual companies whose securities are included in the Fund’s holdings, the industries in which they engage, the economic, social or political conditions prevailing in each country in which the Fund maintains investments, or otherwise. The Sub-Adviser will also furnish the Board with such statistical and analytical information with respect to investments of the Fund as the Sub-Adviser may believe appropriate or as the Adviser or the Board reasonably may request. In making purchases and sales of securities and other investment assets for the Fund, the Sub-Adviser will comply with the directions and policies set from time to time by the Board as well as the limitations imposed by the Fund’s policies and procedures, the Registration Statement, the 1940 Act, the Securities Act, the Securities Exchange Act of 1934, as amended, the Internal Revenue Code of 1986, as amended, and other applicable laws. In making purchases and sales of securities and other investment assets for the Fund, the Sub-Adviser is prohibited from consulting with other investment consultants or sub-advisers to the Fund. The Adviser will provide reasonable notice to the Sub-Adviser of any material changes to the Fund’s policies and procedures applicable to the Fund and the Prospectus.

(f) The Sub-Adviser will from time to time employ or associate with such persons as the Sub-Adviser believes to be particularly fitted to assist in the execution of the Sub-Adviser’s duties hereunder, the cost of performance of such duties to be borne and paid by the Sub-Adviser. No obligation may be incurred on the Fund’s or Adviser’s behalf in any such respect. The Adviser acknowledges receipt of the Form ADV, is cognizant of actual and/or potential conflicts of interest set forth therein, and consents to electronic delivery of Form ADV, account statements, and other communications required to be delivered under this Agreement.

(g) The Sub-Adviser will report to the Board all matters related to the Sub-Adviser that are material to the Sub-Adviser’s performance of this Agreement. On an annual basis, the Sub-Adviser shall report on its compliance with its Code to the Adviser and to the Board. The Sub-Adviser will notify the Adviser and the Fund of any change of control of the Sub-Adviser and any changes in the key personnel who are either the portfolio manager(s) of the Allocated Assets or senior management of the Sub-Adviser, in each case prior to or promptly after such change.

(h) The Sub-Adviser will maintain records relating to its portfolio transactions and placing and allocation of brokerage orders with respect to the Allocated Assets as are required to be maintained by the Fund under the 1940 Act. The Sub-Adviser shall prepare and maintain, or cause to be prepared and maintained, in such form, for such periods and in such locations as may be required by applicable law, all documents and records relating to the services provided by the Sub-Adviser pursuant to this Agreement required to be prepared and maintained by the Sub-Adviser or the Fund pursuant to applicable law. To the extent required by law, the books and records pertaining to the Allocated Assets, which are in possession of the Sub-Adviser, shall be the property of the Fund. The Adviser and the Fund, or their respective representatives, shall have access to such books and records at all times during the Sub-Adviser’s normal business hours. Upon the reasonable request of the Adviser or the Fund, copies of any such books and records shall be provided promptly by the Sub-Adviser to the Adviser and the Fund, or their respective representatives.

(i) The Sub-Adviser will cooperate with the Fund’s independent public accountants and shall take reasonable action to make all necessary information available to the accountants for the performance of the accountants’ duties.

(j) The Sub-Adviser will provide the Fund and the Fund’s custodian and fund accountant on each business day with such information relating to all transactions concerning the Allocated Assets as the Fund and the Fund’s custodian and fund accountant may reasonably require, including but not limited to information required to be provided under the Fund’s Portfolio Securities Valuation Procedures; provided however the Sub-Adviser is only assisting the Fund in its pricing responsibilities and shall not be deemed the pricing agent for the Fund.

(k) The Sub-Adviser shall have no duties or obligations pursuant to this Agreement (other than the continuation of its preexisting duties and obligations) during any period that the Adviser has not allocated any portion of the Fund’s assets to the Sub-Adviser for management.

(l) The Sub-Adviser may effect transactions with respect to the Allocated Assets pursuant to Rules 17a-7 and 17e-1 of the 1940 if such transactions are effected in accordance with the Fund’s Rule 17a-7 Procedures and Rule 17e-1 Procedures.

SECTION 4. COMPENSATION; EXPENSES

In consideration of the foregoing, at the end of each calendar month, the Adviser shall designate a portion of the Advisory Fees (as defined in the Investment Management Agreement) payable to the Adviser by the Fund under the Investment Management Agreement as “Sub-Advisory Fees.” Such Sub-Advisory Fees shall be calculated and paid to the Sub-Adviser by the Adviser based on the Allocated Assets of the Fund net of any leverage or borrowing, as further set forth in Appendix A attached hereto (the “Net Allocated Assets”). In connection with each monthly payment of the Sub-Advisory Fee, the Adviser shall provide in writing the basis for the calculation of such Sub-Advisory Fee. In the event that the Sub-Adviser believes there has been an error in such calculation, the Sub-Adviser shall promptly notify the Adviser of such belief and provide its view of the appropriate calculation in writing. In such event, the Adviser may either accept the Sub-Adviser’s revised calculation or continue the discussion to resolve the disagreement as to the Sub-Adviser Fee amount and calculation. Upon the termination of this Agreement with respect to the Fund, the Adviser shall pay to the Sub-Adviser such compensation as shall be payable prior to the effective date of termination.

SECTION 5. STANDARD OF CARE; INDEMNIFICATION

(a) The Adviser shall expect of the Sub-Adviser, and the Sub-Adviser will give the Adviser the benefit of, the Sub-Adviser’s best judgment and efforts in rendering its services hereunder. The Sub-Adviser shall not be liable hereunder to the Adviser or the Fund for any mistake of judgment or mistake of law or for any loss arising out of any investment or for any act or omission taken or in any event whatsoever with respect to the Fund or any of the Fund’s shareholders in the absence of bad faith, willful misfeasance or gross negligence in the performance of the Sub-Adviser’s duties or obligations under this Agreement or by reason of the Sub-Adviser’s reckless disregard of its duties and obligations under this Agreement.

(b) The Sub-Adviser shall not be liable to the Adviser or the Fund for any action taken or failure to act in good faith reliance upon: (i) information, instructions or requests, whether oral or written, with respect to the Fund made to the Sub-Adviser by a duly authorized officer of the Adviser or the Fund; (ii) the advice of counsel to the Fund; and (iii) any written instruction or certified copy of any resolution of the Board.

(c) The Sub-Adviser shall not be responsible or liable for any failure or delay in performance of its obligations under this Agreement arising out of or caused, directly or indirectly, by circumstances beyond its reasonable control including, without limitation, acts of civil or military authority, national emergencies, labor difficulties (other than those related to the Sub-Adviser’s employees), fire, mechanical breakdowns, flood or catastrophe, acts of God, insurrection, war, riots or failure of the mails, transportation, communication or power supply.

(d) The Sub-Adviser agrees to indemnify and hold harmless the Adviser and the Fund from any against any loss, liability, cost, or expense (including, without limitation, reasonable attorneys’ fees and expenses and the Fund’s and the Adviser’s obligation to indemnify their respective personnel), in connection with any suit, claim, investigation, or other proceeding, before any court or administrative or investigative body which arise out of or are in connection with this Agreement, to the extent directly attributable to the Sub-Adviser’s bad faith, fraud, willful misconduct, gross negligence, or criminal wrongdoing.

(e) Except as and to the extent permitted by applicable law, each of the Fund and the Adviser shall jointly and severally indemnify and hold harmless the Sub-Adviser from any against any loss, liability, cost, or expense (including, without limitation, reasonable attorneys’ fees and expenses and the Sub-Adviser’s obligation to indemnify its personnel), in connection with any suit, claim, investigation, or other proceeding, before any court or administrative or investigative body which arise out of or are in connection with this Agreement, to the extent directly attributable to either of the Fund’s or the Adviser’s bad faith, fraud, willful misconduct, gross negligence, or criminal wrongdoing.

(f) The parties hereto acknowledge and agree that the Fund is a third-party beneficiary as to the covenants, obligations, representations and warranties undertaken by the Sub-Adviser under this Agreement and as to the rights and privileges to which the Adviser is entitled pursuant to this Agreement, and that the Fund is entitled to all of the rights and privileges associated with such third-party-beneficiary status.

SECTION 6. EFFECTIVENESS, DURATION AND TERMINATION

(a) This Agreement shall become effective with respect to a Fund on the date first written above upon the approval of this Agreement by a majority of the Board, including a majority of the Fund’s Trustees who are not interested persons (as defined in the 1940 Act) and approved by a vote of a majority of the outstanding voting securities of the Fund, provided that the Investment Management Agreement between the Fund and the Adviser has also been so approved by a vote of a majority of the outstanding voting securities of the Fund.

(b) This Agreement shall remain in effect with respect to the Fund for a period of two years from the date of its effectiveness and shall continue in effect for successive annual periods with respect to the Fund; provided that such continuance is specifically approved at least annually (i) by the Board or by vote of a majority of the outstanding voting securities of the Fund, and in, either case, (ii) by a majority of the Fund’s Trustees who are not interested persons (as defined in the 1940 Act); provided further, however, that if the continuation of this Agreement is not approved as to the Fund, the Sub-Adviser may continue to render to that Fund the services described herein in the manner and to the extent permitted by the 1940 Act and the rules and regulations thereunder.

(c) This Agreement may be terminated by the Fund if the Board, in its reasonable discretion and having due regard to the protection of investors and to the effectuation of the policies declared in section 1(b) of the 1940 Act, find that the services being rendered by the Sub-Adviser under this Agreement, fail in a material way to provide responsible management to the Fund as reasonably expected by an investment adviser, as defined in the Investment Advisers Act of 1940, as amended (the “Advisers Act”); provided that the Adviser shall have the opportunity, within ten (10) days of receipt of a written notice, to cure the failure that is the subject of such notice.

(d) This Agreement may be terminated at any time, without the payment of any penalty,(i) by the Board, by a vote of a majority of the outstanding voting securities of the Fund or by the Adviser on 60 days’ written notice to the Sub-Adviser or (ii) by the Sub-Adviser on 60 days’ written notice to the Fund. This Agreement shall terminate immediately upon its assignment or (y) upon termination of the Investment Management Agreement.

SECTION 7. ACTIVITIES OF THE SUB-ADVISER

Except to the extent necessary to perform its obligations hereunder, nothing herein shall be deemed to limit or restrict the Sub-Adviser’s right, or the right of any of the Sub-Adviser’s partners, directors, officers or employees to engage in any other business or to devote time and attention to the management or other aspects of any other business, whether of a similar or dissimilar nature, or to render services of any kind to any other entity.

SECTION 8. REPRESENTATIONS OF SUB-ADVISER.

The Sub-Adviser represents and warrants to the Adviser that:

(a) It is either registered as an investment adviser under the Investment Advisers Act of 1940, as amended (“Advisers Act”) (and will continue to be so registered for so long as this Agreement remains in effect) or exempt from registration under the Advisers Act;

(b) It is not prohibited by the 1940 Act or the Advisers Act from performing the services contemplated by this Agreement;

(c) It has met, and will seek to continue to meet for so long as this Agreement remains in effect, any other applicable federal or state requirements, or the applicable requirements of any self-regulatory agency, necessary to be met by the Sub-Adviser in order to perform its services contemplated by this Agreement; and

(d) It will promptly notify the Adviser and the Fund of the occurrence of any event that would disqualify the Sub-Adviser from serving as an investment adviser of an investment company pursuant to Section 9(a) of the 1940 Act or other applicable law, rule or regulation.

SECTION 9. REPRESENTATIONS OF ADVISER.

The Adviser represents and warrants to the Sub-Adviser that:

(a) It is either registered as an investment adviser under the Advisers Act (and will continue to be so registered for so long as this Agreement remains in effect) or exempt from registration under the Advisers Act;

(b) It is not prohibited by the 1940 Act or the Advisers Act from performing the services contemplated by this Agreement;

(c) It has met, and will seek to continue to meet for so long as this Agreement remains in effect, any other applicable federal or state requirements, or the applicable requirements of any self-regulatory agency, necessary to be met by the Sub-Adviser in order to perform its services contemplated by this Agreement;

(d) It will promptly notify the Sub-Adviser of the occurrence of any event that would disqualify the Adviser from serving as an investment adviser of an investment company pursuant to Section 9(a) of the 1940 Act or other applicable law, rule or regulation; and

(A) The Fund is eligible to participate in initial public offerings because: (i) it is not subject to the prohibitions of FINRA Rule 5130 because it is an exempt entity as provided in FINRA Rule 5130(c), and (ii) it is not subject to the prohibitions of FINRA Rule 5131 because it is an exempt entity as provided in FINRA Rule 5130(c) or (B) individuals covered by Rule 5131(b), for any one company, do not have more than a 25% beneficial interest in the aggregate in the Fund. The Adviser shall immediately notify the Adviser if these representations shall cease to be true.

SECTION 10. LIMITATION OF SHAREHOLDER AND TRUSTEE LIABILITY

The Trustees of the Fund and the shareholders of the Fund shall not be personally liable for any obligations of the Fund under this Agreement, and the Sub-Adviser agrees that, in asserting any rights or claims under this Agreement, it shall look only to the assets and property of the Fund to which the Sub-Adviser’s rights or claims relate in settlement of such rights or claims, and not to the Trustees of the Fund or the shareholders of the Fund.

SECTION 11. MISCELLANEOUS

(a) No provisions of this Agreement may be amended or modified in any manner except by a written agreement properly authorized and executed by both parties hereto and approved by the Fund in the manner set forth in Section 8(b) hereof.

(b) Neither party to this Agreement shall be liable to the other party for consequential damages under any provision of this Agreement.

(c) This Agreement shall be governed by, and the provisions of this Agreement shall be construed and interpreted under and in accordance with, the laws of the State of Delaware.

(d) This Agreement constitutes the entire agreement between the parties hereto and supersedes any prior agreement with respect to the subject matter hereof, whether oral or written.

(e) This Agreement may be executed by the parties hereto on any number of counterparts, and all of the counterparts taken together shall be deemed to constitute one and the same instrument.

(f) If any part, term or provision of this Agreement is held to be illegal, in conflict with any law or otherwise invalid, the remaining portion or portions shall be considered severable and not be affected, and the rights and obligations of the parties shall be construed and enforced as if the Agreement did not contain the particular part, term or provision held to be illegal or invalid. This Agreement shall be construed as if drafted jointly by both the Adviser and the Sub-Adviser and no presumptions shall arise favoring any party by virtue of authorship of any provision of this Agreement.

(g) Section headings in this Agreement are included for convenience only and are not to be used to construe or interpret this Agreement.

(h) Notices, requests, instructions and communications received by the parties at their respective principal places of business, as indicated above, or at such other address as a party may have designated in writing, shall be deemed to have been properly given.

(i) No affiliated person, employee, agent, director, partner, officer or manager of the Sub-Adviser shall be liable at law or in equity for the Sub-Adviser’s obligations under this Agreement.

(j) The terms “vote of a majority of the outstanding voting securities,” “interested person,” “affiliated person,” “control” and “assignment” shall have the meanings ascribed thereto in the 1940 Act.

(k) Each of the undersigned warrants and represents that they have full power and authority to sign this Agreement on behalf of the party indicated and that their signature will bind the party indicated to the terms hereof and each party hereto warrants and represents that this Agreement, when executed and delivered, will constitute a legal, valid and binding obligation of the party, enforceable against the party in accordance with its terms, subject to bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting the rights and remedies of creditors and secured parties.

(l) Any information and advice furnished by either party to this Agreement to the other shall be treated as confidential and shall not be disclosed to third parties without the consent of the other party hereto except as required by law, rule or regulation. The Sub-Adviser hereby consents to the disclosure to third parties of investment results and other Fund data in connection with providing composite investment results and related information of the Sub-Adviser. The Sub-Adviser also consents to the disclosure of Fund data to the Fund’s other service providers so that those providers may perform the services they are contractually obligated to render to the Fund.

(m) The Sub-Adviser may from time to time make available without charge to the Adviser or the Fund any marks or symbols owned by the Sub-Adviser (the “Mark”), including marks or symbols containing the Mark or any variation thereof, to use in the Fund’s Registration Statement and/or Fund sales literature. Any use of the Marks shall be subject to the direction and control of the Sub-Adviser.

(n) The Sub-Adviser shall not use the name of the Fund on any checks, bank drafts, bank statements or forms for other than internal use in a manner not approved by the Fund prior thereto in writing; provided however, that the approval of the Fund shall not be required for the use of the Fund’s name which merely refers in accurate and factual terms to the Fund in connection with the Sub-Adviser’s role hereunder or which is required by any appropriate regulatory, governmental or judicial authority; and further provided that in no event shall such approval be unreasonably withheld or delayed.

(o) The provisions of Sections 5, 6, 10, and 11 shall survive any termination of this Agreement.

[Signature page follows]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed all as of the day and year first above written.

FORUM CAPITAL ADVISORS LLC

By:
Name:
Title:

JANUS HENDERSON INVESTORS US LLC

By:
Name:
Title:

[Signature Page to Amended and Restated Sub-Adviser Agreement]

Appendix A

Compensation to the Sub-Adviser

The Adviser shall pay to the Sub-Adviser, out of the Advisory Fee and as full compensation for all services rendered, A Sub-Advisory Fee as set forth below. Such Sub-Advisory Fee shall be calculated by applying the following annual rates to the monthly Net Allocated Assets of the Fund.

Fund Name	Sub-Advisory Fee Rate
Forum Real Estate Income Fund	0.75% on the first $500,000,000 of Net Allocated Assets; and 0.60% on Net Allocated Assets between $500,000,001 and $1,000,000,000; and 0.50% on Net Allocated Assets above $1,000,000,001

ATTACHMENT C

FORUM CRE INCOME FUND

AUDIT COMMITTEE CHARTER

1.	COMPOSITION

The Audit Committee (the “Committee”) of the Board of Trustees (the “Board”) of Forum CRE Income Fund (the “Fund”) will be comprised of those members of the Board who are not “interested persons” of the Fund (the “Independent Trustees”), as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”) and the rules thereunder who have been designated by the Board. The Committee will select one of its members to serve as Chairperson, who will serve as Chairperson of the Committee until his or her resignation or retirement, or his or her removal or replacement by the Committee.

2.	PURPOSE

The purpose of the Committee is to assist the Board in its oversight of: (1) the quality and objectivity of the Fund’s financial statements and the independent audit thereof; (2) the Fund’s accounting and financial reporting policies and practices; (3) the qualifications and independence of the Fund’s independent accountant; and (4) the performance of the internal audit function related to the Fund and the performance of the independent accountant.

The function of the Committee is oversight. Fund management is responsible for maintaining appropriate systems for accounting and internal control over financial reporting, and it is the independent accountant’s responsibility to plan and carry out an audit in accordance with generally accepted auditing standards. Management of the Fund is also responsible for the preparation, presentation and integrity of the Fund’s financial statements and the actions of any third parties engaged to assist in or perform any of the foregoing functions.

The review of the Fund’s financial statements and related matters by the Committee is not an audit, nor does the Committee’s review substitute for the responsibilities of the Fund’s management for preparing, or the independent accountant for auditing, the financial statements. The members of the Committee are not acting as accountants or auditors, and it is not their responsibility to conduct “field work” or other types of auditing or accounting reviews or procedures.

3.	RESPONSIBILITIES AND DUTIES

The Board has authorized and directed the Committee to assume each of the following responsibilities and duties:

1.	To approve, prior to appointment, the engagement of the independent accountant annually to audit and to provide its opinion on the Fund’s financial statements; to recommend to the Board the selection, retention or termination of the Fund’s independent accountant and, in connection therewith, to review and evaluate matters potentially affecting the independence and capabilities of the accountant;

2.	To approve, prior to appointment, the engagement of the independent accountant to provide other audit services to the Fund or to provide non-audit services to the Fund, its investment adviser or any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Fund, if the engagement relates directly to the operations and financial reporting of the Fund;

3.	To review and approve the fees proposed to be charged to the Fund by the independent accountant for each audit and non-audit service;

4.	To meet with the Fund’s independent accountant, including private meetings, as necessary or appropriate: (i) to review the arrangements for the scope of the annual audit and any special audits; (ii) to discuss any matters of concern relating to the Fund’s financial statements, including any adjustments to such statements recommended by the independent accountant or other audit results; and (iii) to receive and consider the independent accountant’s comments with respect to the Fund’s financial policies, procedures and internal accounting controls and Fund management’s responses thereto;

5.	To receive, consider and review, at least annually, reports from the Fund’s independent accountant regarding: (i) all critical accounting policies and practices of the Fund to be used; (ii) all alternative accounting treatments for policies and practices related to material items that have been discussed with Fund management, including the potential ramifications of use of those treatments and the treatment preferred by the independent accountant; (iii) any accounting disagreements between the independent accountant and management; (iv) any material written communications between the independent accountant and management; and (v) all non-audit services provided to any entity in the Fund’s investment company complex that were not pre-approved by the Committee or pursuant to pre-approval policies and procedures established by the Committee and associated fees. If the foregoing annual communication is not made to the Committee within 90-days before the filing of an audit report with the Securities and Exchange Commission, the independent accountant must provide an update regarding any changes to the previously reported information in the 90-day period before the filing;

6.	To consider the effect upon the Fund or any series of any changes in accounting principles or practices proposed by management or the independent accountant;

7.	To receive and consider reports from Fund management of: (i) any significant deficiencies in the design or operation of the Fund’s internal control over financial reporting that could adversely affect the Fund’s ability to record, process, summarize and report financial data; (ii) any material weaknesses in the Fund’s internal control over financial reporting and any fraud, whether or not material, that involves management or other employees of the Fund who have a significant role in the Fund’s internal control over financial reporting; and (iv) to evaluate any corrective actions taken by management or that should be taken by management or the Board;

8.	To investigate improprieties or suspected improprieties in the Fund’s operations brought to the attention of the Committee;

9.	To review with the independent accountant, and financial accounting personnel, issues arising under the pricing and compliance procedures used for the Fund;

10.	To report its activities to the Board on a regular basis and as requested, and to make such recommendations with respect to the above and other matters as the Committee may deem necessary or appropriate;

11.	To serve as an avenue of communication among Fund management; the Board and the independent accountant; and

12.	To perform such other functions as may be assigned to the Committee by law, the Fund’s Agreement and Declaration of Trust (the “Declaration of Trust”), or by the Board.

In performing his or her duties, each member of the Committee is entitled to rely on information, opinions, reports, or statements, including financial statements and other financial data, prepared by or presented by any of the following, unless the Committee member has actual knowledge that such information, opinion, report or statement is inaccurate and should not be relied upon: (1) any trustee or officer of the Fund; (2) any director, officer or employee of the Fund’s investment adviser, distributor or other service provider to the Fund; or (iii) legal counsel or independent accountant.

4.	PRE-APPROVAL AUTHORITY FOR CHAIRPERSON

The Chairperson of the Committee is authorized to pre-approve: (1) audit services to the Fund; (2) non-audit tax or compliance consulting or training services provided to the Fund by the independent accountant if the fees for any particular engagement are not anticipated to exceed $5,000; and (3) non-audit tax or compliance consulting or training services provided by the independent accountant to the Fund’s investment adviser or an affiliate (where pre- approval is required because the engagement relates directly to the operations and financial reporting of the Fund) if the fee to the independent accountant for any particular engagement is not anticipated to exceed $10,000. For any such pre- approval sought from the Chairperson, Fund management or the independent accountant shall prepare a brief description of the proposed services. Any pre-approvals will be presented to the Committee at its next regularly scheduled meeting.

5.	MEETINGS AND QUORUM

The Committee will meet as often as necessary or appropriate to discharge its responsibilities and duties. The Committee may meet either on its own or in conjunction with meetings of the Board. Meetings of the Committee may be held in person, by videoconference or by telephone, and may be called by the Chairperson or a majority of Committee members with reasonable advance notice. The Committee may meet privately and may admit non- members by invitation.

The majority of the members of the Committee will constitute a quorum for the transaction of business, and an act of a majority of the members of the Committee present at a meeting at which there is a quorum will be an act of the Committee. The Committee may take action by unanimous written consent in lieu of a meeting.

Minutes of the meetings of the Committee will be prepared and circulated to all members of the Committee for review and comment in a timely manner.

At the Board meeting next following a meeting of the Committee, the Committee will report to the Board and make appropriate recommendations based on the Committee’s activities.

6.	RESOURCES AND AUTHORITY

The Committee will have the resources and authority appropriate to discharge its responsibilities and duties, including the authority to retain and consult with counsel concerning legal questions and to engage other experts or consultants for any purposes deemed necessary in performing its functions at the expense of the Fund. The Committee has the sole authority to approve related fees and retention terms.

The Committee may request such information and analyses and access to Fund officers, agents, representatives and service providers, including the investment adviser, as may be necessary or appropriate for the Committee to carry out its responsibilities.

In the event of any inconsistency between this Audit Committee Charter and the Declaration of Trust, the provisions of the Declaration of Trust will prevail.

7.	REVIEW

The Committee will annually review this Charter and recommend any proposed changes to the Board. This Charter, and any amendments thereto, will be maintained in the records of the Fund.

Adopted April 2021

ATTACHMENT D

FORUM CRE INCOME FUND
NOMINATING AND CORPORATE
GOVERNANCE COMMITTEE CHARTER

Governance and Nominating Committee Membership and Purposes

The Nominating and Corporate Governance Committee (the “Governance Committee”) of Forum CRE Income Fund (the “Fund”) shall be composed solely of members of the Board of Trustees of the Fund (“Board”) who are not “interested persons” of the Fund (“Independent Trustees”), as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (“1940 Act”) and the rules thereunder. The Governance Committee shall consist of at least three Independent Trustees selected by the Board.

The primary purposes of the Governance Committee are to consider and evaluate the structure, composition and operation of the Board, to evaluate and recommend individuals to serve on the Board, and to consider and make recommendations relating to the compensation of Independent Trustees.

Duties and Powers of the Governance Committee

1.	The Governance Committee shall coordinate with counsel to the Fund or to the Independent Trustees to establish and carry out a process for an annual evaluation by the Board of the performance of the Board and its various committees. The Governance Committee shall report to the Board the findings and recommendations from these evaluations.

2.	The Governance Committee shall periodically review the composition of the Board and each committee thereof and the backgrounds and skill sets of the Board and committee members to determine whether it may be appropriate to recommend adding or removing Trustees. The Governance Committee shall propose to the Board and the Independent Trustees changes to the number of positions on the Board and each committee. The Governance Committee shall also review as it deems necessary the responsibilities of any committees of the Board, whether there is a continuing need for each committee, whether there is a need for additional committees, and whether committees should be combined or reorganized and shall make recommendations to the Board on these matters.

3.	The Governance Committee shall recommend to the Independent Trustees of the Fund the selection and nomination of candidates for Independent Trustees, whether proposed to be appointed by the Board or to be elected by shareholders. The Governance Committee may consider recommendations for candidates from any source it deems appropriate. The Governance Committee shall evaluate candidates’ qualifications for Board membership and their independence from the Fund’s investment adviser and other principal service providers. The Governance Committee shall consider the effect of any relationships delineated in the 1940 Act or other types of relationships, e.g., business, financial or family relationships with the investment adviser(s) or other principal service providers, which might impair independence. In determining candidates’ qualifications for Board membership, the Governance Committee may consider all factors it may determine to be relevant to fulfilling the role of being a member of the Board. The Governance Committee shall consider the nature of and time involved in a candidate’s service on other boards in evaluating whether such service may impair the candidate’s ability to objectively and effectively serve on the Board, and the potential existence of material conflicts of interest. In the absence of contrary information, the Governance Committee is entitled to rely on answers provided in writing by a candidate to a Trustees and Officers Questionnaire prepared by counsel to the Fund.

4.	The Governance Committee shall nominate candidates for the various committees for selection by the Board. In determining candidates’ qualifications for committee membership, the Governance Committee may consider all factors it may determine to be relevant to fulfilling the role of being a member of the committee. The Governance Committee shall have the authority to establish policies concerning membership on all committees of the Fund, including rotation of membership and rotation of chairs.

5.	The Governance Committee shall review at least every two years the compensation paid to Independent Trustees, including the appropriateness and amount of any special compensation for specific positions or services, and shall recommend any proposed changes in compensation to the Independent Trustees as a group. If special board meetings are held during any year, the Governance Committee will determine whether additional compensation is appropriate on a case-by-case basis. The chair of the Governance Committee may propose an interim review of compensation.

6.	The Governance Committee shall review annually Trustees and Officers/Errors and Omissions insurance matters and report its findings and recommendations to the Board.

7.	The Governance Committee shall coordinate the review of all committee charters annually (or more often, if necessary to meet regulatory requirements).

8.	The Governance Committee is empowered to investigate and report on any other matter brought to its attention within the scope of its duties.

9.	The Governance Committee has the authority to retain, at the Fund’s expense, such advisers or experts, as the Governance Committee deems necessary or appropriate to fulfill its responsibilities. If the Governance Committee retains an adviser or, if any, expert, counsel to the Independent Trustees shall notify the Independent Chair and the Fund’s Treasurer of the amount of the fees and expenses to be charged for the adviser’s expert’s services (or estimates thereof).

10.	The Governance Committee shall review policy matters affecting the operation of the Board and Board committees no later than every two years and make such recommendations to the Board as deemed appropriate by the Governance Committee for the Board’s approval. As part of its review, the Governance Committee will consider whether the principles and practices have been, and are likely to continue to be, effective in enabling the Board to fulfill its responsibilities. The Governance Committee may also compare current practices to the expectations of shareholders; changes in the law or regulations; and the practices of other boards in the industry. The Governance Committee shall from time to time recommend to the Board any other policies concerning Board operations.

Operations of the Governance Committee

1.	The Governance Committee shall meet on a regular basis and at least annually and is empowered to hold special meetings as circumstances require. The chair or a majority of the members shall be authorized to call a meeting of the Governance Committee and send notice thereof. Notice of meetings shall be made to each member by any reasonable means at least one week in advance of a meeting, except two days’ notice of a meeting shall be sufficient when, in the judgment of the chair or a majority of the members, more notice is impractical or special circumstances exist requiring a meeting in less than a week’s time.

2.	The Governance Committee shall ordinarily meet in person; however, members may attend telephonically, and the Governance Committee may act by written consent, to the extent permitted by law and by the Fund’s bylaws.

3.	The Governance Committee shall have the authority to meet privately and to admit non- members individually by invitation.

4.	The Governance Committee may select one of its members to be the chair and may select a vice chair.

5.	A majority of the members of the Governance Committee shall constitute a quorum for the transaction of business at any meeting of the Governance Committee. The action of a majority of the members of the Governance Committee present at a meeting at which a quorum is present shall be the action of the Governance Committee.

6.	Reliance on Third Parties – In discharging their duties the members of the Governance Committee are entitled to rely on information, opinions, reports, or statements, including financial statements and other financial data, if prepared or presented by: (1) one or more officers of the Fund whom the Governance Committee member reasonably believes to be reliable and competent in the matters presented; (2) legal counsel, public accountants, or other persons as to matters the Governance Committee member reasonably believes are within the person’s professional or expert competence; or (3) another Board committee.

7.	The Board shall adopt and approve this Charter and may amend it on the Board’s own motion. The Governance Committee shall review this Charter at least annually and recommend to the full Board any changes the Governance Committee deems appropriate.

Approved April 2021